As filed with the U.S. Securities and Exchange Commission on July 30, 2020

File No. 033-58041
File No. 811-07257

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 111	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 112	☒

SEI INSTITUTIONAL INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company
One Freedom Valley Drive Oaks, Pennsylvania 19456

(Address of Principal Executive Off ices)

(610) 676-1000
(Registrant’s Telephone Number)

Timothy D. Barto

SEI Investments Company
One Freedom Valley Drive Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b)

☐            on [date] pursuant to paragraph (b)

☒          60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐            on [date] pursuant to paragraph (a)(1) of Rule 485

☐            75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐            on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

☐            This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion. Preliminary Prospectus Dated July 30, 2020

SEI INSTITUTIONAL INVESTMENTS TRUST

PROSPECTUS

AS OF SEPTEMBER 30, 2020

LARGE CAP DISCIPLINED EQUITY FUND (SCPAX)

EMERGING MARKETS EQUITY FUND (SMQFX)

CLASS A SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning as soon as January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP DISCIPLINED EQUITY FUND	3
EMERGING MARKETS EQUITY FUND	8
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
MORE INFORMATION ABOUT INVESTMENTS	13
MORE INFORMATION ABOUT RISKS	14
Risk Information Common to the Funds	14
More Information About Principal Risks	14
GLOBAL ASSET ALLOCATION	23
MORE INFORMATION ABOUT THE FUNDS’ BENCHMARK INDEXES	23
INVESTMENT ADVISER	23
SUB-ADVISERS	25
Information About Fee Waivers	25
Sub-Advisers and Portfolio Managers	28
PURCHASING, EXCHANGING AND SELLING FUND SHARES	32
HOW TO PURCHASE FUND SHARES	32
Pricing of Fund Shares	33
Minimum Purchases	35
Frequent Purchases and Redemptions of Fund Shares	35
Foreign Investors	36
Customer Identification and Verification and Anti-Money Laundering Program	36
HOW TO EXCHANGE YOUR FUND SHARES	36
HOW TO SELL YOUR FUND SHARES	37
Receiving Your Money	37
Methods Used to Meet Redemption Obligations	37
Low Balance Redemptions	37
Suspension of Your Right to Sell Your Shares	37
Telephone Transactions	37
Unclaimed Property	38
DISTRIBUTION OF FUND SHARES	38
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	38
DIVIDENDS, DISTRIBUTIONS AND TAXES	38
Dividends and Distributions	38
Taxes	38
ADDITIONAL INFORMATION	40
FINANCIAL HIGHLIGHTS	2
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	Back Cover

LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	XX	%
Total Annual Fund Operating Expenses	XX	%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$	XX	$	XX	$	XX	$	XX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $XX billion and $XX billion (or $XX trillion)  as of July 31, 2020) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund’s benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Adviser(s) may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company.  A long/short equity investment strategy takes (i) long positions with respect to investments that are believed to be undervalued relative to their potential and likely to increase in price, and (ii) short positions with respect to investments that are believed to have  significant risk of decreasing in price. The Sub-Adviser(s) seek returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser(s) may exhibit poor security selection, losing money on both the long and short sides.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds (ETFs) Risk— The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.

Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Derivatives Risk — The Fund’s use of futures contracts and swaps is subject to leverage risk, correlation risk, liquidity risk and market risk. Credit risk, leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years, and by showing how the Fund’s average annual returns for 1, 5 and 10 years, and since the Fund’s inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2010	14.97%
2011	1.18%
2012	17.16%
2013	32.79%
2014	13.14%
2015	2.43%
2016	10.86%
2017	19.83%
2018	-6.85%
2019	XX %

Best Quarter:	Worst Quarter:
XX%	[-14.82%]
(XX/XX/XX)	[(09/30/11)]

The Fund’s total return from January 1, 2020 to June 30, 2020 was XX%.

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund’s returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund’s returns after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

Large Cap Disciplined Equity Fund	1 Year		5 Years		10 Years		Since Inception (8/28/2003)
Return Before Taxes	XX	%	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%	XX	%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%	XX	%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Gregory J. Rogers, CFA Christopher J. W. Whitehead, CFA	Since 2018 Since 2018 Since 2018 Since 2018 Since 2018	Managing Principal Principal Principal Principal Principal

Ceredex Value Advisors LLC	Mills Riddick, CFA	Since 2018	Chief Investment Officer

Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA Christopher R. Leonard, CFA Ruairi G. O’Neill, CFA	Since 2018 Since 2018 Since 2018 Since 2018	Partner, CIO Partner, Portfolio Manager & Director of Research Partner, Portfolio Manager & Investment Analyst Partner, Portfolio Manager & Investment Analyst

Mackenzie Investments Corporation	Arup Datta, CFA Nicholas Tham, CFA Denis Suvorov, CFA Haijie Chen, PhD., CFA	Since 2020 Since 2020 Since 2020 Since 2020	Senior Vice President, Investment Management Senior Vice President, Investment Management Senior Vice President, Investment Management Senior Vice President, Investment Management

QMA LLC	Peter Xu, Ph.D. Devang Gambhirwala	Since 2003 Since 2003	Managing Director & Co-Head of Quantitative Equity Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page XX of this prospectus.

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	XX	%
Total Annual Fund Operating Expenses	XX	%
Fee Waivers and Expense Reimbursements	XX	%
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	XX	%*

[* Effective September 30, 2020, SIMC, the Fund’s investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.]

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Emerging Markets Equity Fund — Class A Shares	$	XX	$	XX	$	XX	$	XX

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser).

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts on currencies or securities, and options on securities to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk. Securities index swaps may be used to obtain exposure to different foreign equity markets. Futures and swaps on futures may be used to gain exposure to foreign equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of exchange-traded funds (ETFs) and other investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in U.S. and developed foreign country securities, including securities of small capitalization companies.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Country Concentration Risk - The Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in the Foreign Investment/Emerging and Frontier Markets Risk.

Risk of Investing in China - Because China is an emerging market that may be subject to considerable government intervention and varying degrees of economic, political and social instability, such investments may be subject to greater risk of stock market, interest rate, and currency fluctuations, as well as inflation.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Derivatives Risk — The Fund’s use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Credit risk, leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Market risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds (ETFs) Risk  — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year for the past five calendar years, and by showing how the Fund’s average annual returns for 1 and 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2015	-11.75%
2016	10.26%
2017	33.51%
2018	-17.59%
2019	XX %

Best Quarter:	Worst Quarter:
[0.1006]	[-16.31%]
[(3/31/17)]	[(9/30/15)]

The Fund’s total return from January 1, 2020 to June 30, 2020 was XX%.

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.In the event of negative performance, the Fund’s returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund’s returns after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

Emerging Markets Equity Fund	1 Year		5 Years		Since Inception (10/31/2014)
Return Before Taxes	XX	%	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%	XX	%
MSCI Emerging & Frontier Markets Index (reflects no deduction for fees, expenses or taxes)	XX	%	XX	%	XX	%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
John Lau	Since 2019	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Henry D’Auria, CFA Vlad Byalik	Since 2014 Since 2014	Chief Investment Officer - Emerging Markets Value Equities Senior Research Analyst, Portfolio Manager - Frontier Emerging Markets Equities

Causeway Capital Management LLC	Arjun Jayaraman, Ph.D., CFA MacDuff Kuhnert, CFA Joe Gubler, CFA	Since 2014 Since 2014 Since 2014	Head of Quantitative Research Group, Portfolio Manager Member of Quantitative Research Group, Portfolio Manager Member of Quantitative Research Group, Portfolio Manager

J O Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev Stephen Lew	Since 2014 Since 2014 Since 2014	Senior Fund Manager Senior Fund Manager Fund Manager

KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2014 Since 2014 Since 2014 Since 2014 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development, Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager

RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager

WCM Investment Management, LLC	Sanjay Ayer Peter J. Hunkel Gregory S. Ise Michael Z. Tian Michael B. Trigg	Since 2014 Since 2014 Since 2018 Since 2018 Since 2014	Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page XX of this prospectus.

Purchase and Sale of Fund Shares

The Funds’ minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds’ transfer agent (the Transfer Agent) or the Funds’ authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Funds’ assets in a way that they believe will help each Fund achieve its goals. SIMC acts as “manager of managers” for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines

This prospectus describes the Funds’ principal investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. During such a time, a Fund may not achieve its investment goal. Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about the principal risks of investing in the Funds:

Country Concentration — A Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Investment/Emerging and Frontier Markets.

Currency — Taking active positions in currencies involves different techniques and risk analyses than the purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease.

The Funds’ use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is described below. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside of the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Economic Risk of Global Health Events — The market value of a Fund’s investments may decline in tandem  with a drop in the overall value of the markets in which the Fund invests and/or other markets based on  negative developments in the U.S. and global economies. Economic, political, and financial conditions or  industry or economic trends or developments may, from time to time, and for varying periods of time, cause  volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income  market. The commencement, continuation or ending of government policies and economic stimulus programs,  changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other  actual or perceived factors or events that affect the financial markets, including the fixed-income markets,  may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other  adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic,  pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the  global economy, as well as the economies of individual countries, the financial performance of individual  companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could  adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests,  which in turn could negatively impact the Fund’s performance and cause losses on your investment in the  Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures  taken worldwide in response by governments, including closing borders, restricting international and  domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses,  including changes to operations and reducing staff. The impact of the COVID-19 pandemic may last for an  extended period of time and could result in a substantial economic downturn or recession.

Equity Market — Because certain Funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Foreign Investment/Emerging and Frontier Markets — A Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. “Frontier market countries” are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frontier countries are a subset of emerging market countries with even smaller national economies. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Forward Contracts — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If the Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds’ adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund’s assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, “Exchange-Traded Products (ETPs),” above.

Investment Style — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

London Interbank Offered Rate — The terms of certain investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate (LIBOR). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Options — An option is a contract between two parties for the purchase and sale of the purchase a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds’ performance.

Quantitative Investing  — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — Investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Funds’ investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code) or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the 1940 Act).

Risk of Investing in China — China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court.

Securities Lending — Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Such Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. In addition, until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Certain Funds’ investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to P-Notes.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time.  Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), not all of which has been proposed or finalized as at the date of this prospectus.  Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”).  Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities.  Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects.  Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Warrants — The Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within global asset allocation strategies (Strategies) that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client’s portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS’ BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus.

The MSCI Emerging & Frontier Markets Index captures large and mid cap representation across 24 Emerging Markets countries and 29 Frontier Markets countries. With 961 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500 Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index’s index committee for market size, liquidity and sector representation. “Leading companies in leading industries” is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index’s index committee has announced that only U.S.-based companies will be added in the future.

The Funds are not the source of or owner of the trademarks, service marks and copyrights related to any of the indexes described above.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of June 30, 2020, SIMC had approximately $XX billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a “manager of managers” of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

• researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

• allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

• monitoring and evaluating each Sub-Adviser’s performance;

• overseeing the Sub-Advisers to ensure compliance with the Funds’ investment objectives, policies and restrictions; and

• monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds’ shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board of Trustees supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them . The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds as described above.

Stephen C. Dolce, CFA, serves as a Portfolio Manager for the Large Cap Disciplined Equity Fund. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap Disciplined Equity Fund. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds.  Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity Research and a Research Analyst.  Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University.  Mr. Hintz is a CFA charter holder from the CFA Institute.

John Lau serves as Portfolio Manager for the Emerging Markets Equity Fund. Mr. Lau serves as Portfolio Manager of SEI’s Asia-Pacific including Japan and Global Emerging Markets equity strategies. In this role, John focuses on investment research, risk management, and portfolio construction of equity strategies in Asia Pacific and Emerging Markets, including China A-share market. Based in Hong Kong, John is also involved with asset allocation analysis with institutional clients in Asia. He is a senior member of the SEI Global Equity Committee.  Prior to joining SEI in 2007, John spent eleven years as Senior Portfolio Manager in a quantitative equity team within Citigroup Asset Management near New York, where he managed global equity strategies, equity market-neutral fund, and structured products. John earned his Bachelor’s degree from the University of Michigan at Ann Arbor. He also holds a Master of Science in Engineering from University of California at Berkeley and a Master of Business Administration from Columbia University.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year or period ended May 31, 2020, SIMC received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Disciplined Equity Fund	0.40%	XX	%
Emerging Markets Equity Fund	1.05%	XX	%

In addition, for the current fiscal year (ending May 31, 2021), due to its fee waivers discussed above, SIMC is expected to receive investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Expected Investment Advisory Fees After Fee Waivers for the current fiscal year
Large Cap Disciplined Equity Fund	0.40%	XX	%
Emerging Markets Equity Fund	1.05%	XX	%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ semi-annual report, which covers the period of June 1, 2019 to November 30, 2019, and the Funds’ annual report, which covers the period June 1, 2019 through May 31, 2020.

SIMC has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act (CEA) with respect to certain products not included in this prospectus. SEI Institutional Investments Trust (the Trust) has claimed, on behalf of the Funds and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term “commodity pool operator” under the CEA. The Trust and the Funds are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

The Funds’ actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds’ adviser and/or the Funds’ administrator voluntarily waived and/or reimbursed a portion of its fees to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions and prime broker fees, taxes, Trustees fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers of the Funds’ adviser and Funds’ administrator are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses. The Funds’ adviser and/or the Funds’ administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds’ actual total annual fund operating expenses for the most recent fiscal year (ended May 31, 2020) were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)		Total Annual Fund Operating Expenses (after fee waivers)		Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*		Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Large Cap Disciplined Equity Fund	XX	%	XX	%	XX	%	XX	%
Emerging Markets Equity Fund	XX	%	XX	%	XX	%	XX	%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

LARGE CAP DISCIPLINED EQUITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund’s assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers and Christopher J. W. Whitehead. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004.

Ceredex Value Advisors LLC: Ceredex Value Advisors LLC (Ceredex), located at 301 East Pine Street, Suite 500, Orlando, FL 32801, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. Mr. Mills Riddick, CFA, Chief Investment Officer of Ceredex, manages the portion of the Large Cap Disciplined Equity Fund’s assets allocated to Ceredex. In 1989, Mr. Riddick joined Trusco Capital Management (Trusco) (now known as Virtus Fund Advisers, LLC), Ceredex’s predecessor firm. After joining Trusco, he assumed a lead client service role and took on portfolio management responsibilities. Mr. Riddick started with the growth strategy and subsequently began working for the large cap value strategy that he manages today. In 1995, Mr. Riddick became the strategy’s sole portfolio manager and was appointed head of the Value Equity team. Mr. Riddick held both of these positions without interruption from 1995 until 2008. During this time, Mr. Riddick played a lead role in crafting Trusco’s equity investment philosophy and assembling its team of professionals who are dedicated to value equity. Mr. Riddick led Ceredex’s transition from an investment boutique integrated within Trusco to an independently managed firm. His efforts contributed to Ceredex’s eventual incorporation and registration with the SEC. Ceredex began operating as an independent registered investment adviser on March 31, 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund’s assets allocated to Coho.   In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm’s Investment Committee and Board of Directors. Mr. Thompson is responsible for maintaining the firm’s investment philosophy and process, portfolio management and company research. Mr. Thompson has 36 years of experience in the financial industry. Prior to forming Coho, Mr. Thompson spent 10 years with the investment-counseling firm of Cooke & Bieler, where he had a wide range of research and portfolio responsibilities. In addition to managing stand-alone portfolios, Mr. Thompson played an integral role in the development of three of the firm’s mutual funds for which he was also a portfolio manager. In 1983, Mr. Thompson began his investment career with Kidder, Peabody & Company where he was involved in research and ultimately promoted to a position of oversight on the firm’s Stock Selection and Investment Policy Committees. Mr. Thompson graduated from Princeton University with a Bachelor of Arts degree in Economics and from the University of Virginia’s Colgate Darden School of Business Administration with an MBA.   Brian L. Kramp, CFA, joined Coho in 2006, where he is a Partner, a Portfolio Manager and Director of Research. Mr. Kramp serves as the chairperson of the firm’s weekly Investment Committee meeting and manages the quantitative screening process. He is also a member of the Board of Directors. In 1997, Mr. Kramp was employed by Morgan Stanley / Miller, Anderson & Sherrerd as a research analyst/portfolio manager. Mr. Kramp rose to the position of Executive Director and held significant responsibility for portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp was an analyst/portfolio manager for Meridian Investment Company, where he managed or co-managed several equity funds along with enjoying client service responsibilities. He has 36 years of experience in the financial industry, beginning his investment career in 1983 as a financial advisor for a regional brokerage firm in Allentown, PA. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.   Christopher R. Leonard, CFA, joined Coho in 2012 and is a Partner, a Portfolio Manager and

Investment Analyst. In addition to these responsibilities, Mr. Leonard serves a member of the Investment Committee. Mr. Leonard has 23 years of experience in the financial industry. Prior to joining Coho, Mr. Leonard was Vice President at Santa Barbara Asset Management, an affiliate of Nuveen Investments, for five years. While at Santa Barbara, Mr. Leonard was responsible for coverage of the healthcare and consumer staples sectors and served as lead portfolio manager of the firm’s mid-cap growth portfolio. Mr. Leonard previously worked at Chesapeake Partners, T. Rowe Price and Paine Webber. Mr. Leonard graduated with distinction from the University of Virginia receiving a Bachelor of Science degree in Commerce with a concentration in Finance.   Ruairi G. O’Neill, CFA, joined Coho in 2014. Mr. O’Neill is a Partner, a Portfolio Manager and Investment Analyst and serves on the Investment Committee. Mr. O’Neill has 25 years of experience in the financial industry. Prior to joining Coho, Mr. O’Neill was the Lead Portfolio Manager on the PNC Large Cap Dividend Focus strategy as well as a Senior Portfolio Manager on the PNC Core, Value and Growth strategies. While at PNC, from 1994 to 2014, Mr. O’Neill rose to the position of Senior Vice President where he initiated the Dividend Focus strategy and managed a team of analysts to ensure adherence to the investment process. In his previous role as Senior Equity Research Analyst, he was responsible for coverage of the healthcare, consumer staples, information technology and industrial sectors. Mr. O’Neill began his career at PFPC Worldwide (part of PNC) as an Investment Accounting Manager in 1994. Mr. O’Neill graduated from the National University of Ireland with a Bachelor of Commerce Degree in Accounting/Finance and received an MBA in Marketing from Saint Joseph’s University.

Mackenzie Investments Corporation: Mackenzie Investments Corporation (Mackenzie), located at Two International Place, Suite 2320, Boston, MA 02110, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund’s assets allocated to Mackenzie. Mr. Arup Datta, CFA, Senior Vice President, Investment Management, joined Mackenzie in 2017 as the Head of Global Quantitative Equity Team and a Portfolio Manager. Prior to joining Mackenzie, Mr. Datta was the Chief Investment Officer, International Equities, and a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Datta previously worked at Agriya Investors as President and Portfolio Manager and Numeric Investors as Director of Portfolio Management and Portfolio Manager. Mr. Nicholas Tham, CFA, joined Mackenzie in 2017 as Vice President, Investment Management, and Portfolio Manager. Prior to joining Mackenzie, Mr. Tham was a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Tham previously worked as an Analyst at Agriya Investors and Weiss Asset Management. Mr. Denis Suvorov, CFA, joined Mackenzie in 2018 as Vice President, Investment Management, and Portfolio Manager. Prior to joining Mackenzie, Mr. Suvorov was a Quantitative Analyst at Teza Technologies from 2016 to 2018. Mr. Suvorov previously worked at Goldman Sachs as Vice President, Quantitative Investment Strategies, and Numeric Investors as a Research Analyst, Portfolio Manager and Partner. Mr. Haijie Chen, PhD., CFA, joined Mackenzie in 2018 as Associate Vice President, Investment Management, and Portfolio Manager. Prior to joining Mackenzie, Mr. Chen was a Portfolio Manager and Researcher at AJO from 2013 to 2017. Mr. Chen previously worked at State Street Bank. Messrs. Datta, Tham, Suvorov and Chen hold the Chartered Financial Analyst (CFA) designation.

QMA LLC: QMA LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA’s portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund’s assets allocated to QMA are listed below. The team consists of Peter Xu, Ph.D. and Devang Gambhirwala. Dr. Xu is Managing Director, Co-Head of Quantitative Equity and Head of US Core Equity, Long-Short and Market Neutral strategies at QMA. In this capacity, he oversees portfolio management, investment research and new product development. He conducts equity research on alpha factors and portfolio construction, and is responsible for the portfolio management and performance of all US Core equity strategies including the Large Cap Disciplined Equity Fund. Dr. Xu joined QMA’s predecessor in 1997. Mr. Gambhirwala, a Principal at QMA, is primarily responsible for overseeing the US Core Equity long-short and large-cap mandates including the Large Cap Disciplined Equity Fund, and is also responsible for the management of structured products. Mr. Gambhirwala joined QMA’s predecessor in 1986.

EMERGING MARKETS EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at AllianceBernstein manages the portion of the Emerging Markets Equity Fund’s assets allocated to AllianceBernstein. Henry D’Auria, CFA is a Portfolio Manager at AllianceBernstein and has been with the firm for twenty-eight years. Mr. D’Auria is the Chief Investment Officer of Emerging Markets Value Equities, a position he has held since 2002, and Portfolio Manager for the Next 50 Emerging Markets Fund. Mr. D’Auria holds a B.A. in economics from Trinity College and is a CFA charterholder. Vlad Byalik is a Senior Research Analyst and Portfolio Manager at AllianceBernstein and has been with the firm for fourteen years. Mr. Byalik is a Senior Research Analyst and Portfolio Manager for the Next 50 Emerging Markets Fund. Mr. Byalik joined the firm in 2004 as a research analyst and was initially responsible for the oil and gas industry in emerging markets and Canada. Over time, Mr. Byalik’s coverage areas expanded to include the real estate, construction and industrials sectors across global emerging markets. Mr. Byalik holds a B.A. in economics from Wesleyan University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Causeway Capital Management LLC: Causeway Capital Management LLC (Causeway), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to the Emerging Markets Equity Fund. The following team of portfolio managers manages the portion of the Emerging Markets Equity Fund’s assets allocated to Causeway. Arjun Jayaraman, Ph.D., CFA, is the Head of the Quantitative Research Group and a Portfolio Manager for Causeway’s emerging markets equity, international opportunities, international opportunities socially responsible, global opportunities, global absolute return, and international small cap equity strategies. Dr. Jayaraman joined Causeway in 2006 as a Portfolio Manager. MacDuff Kuhnert, CFA, is a member of the Quantitative Research Group and a Portfolio Manager for Causeway’s emerging markets equity, international opportunities, international opportunities socially responsible, global opportunities, global absolute return, and international small cap equity strategies. Mr. Kuhnert joined Causeway as a Quantitative Research Associate in July 2001 and was promoted to Portfolio Manager in March 2007. Joe Gubler, CFA, is a member of the Quantitative Research Group and a Portfolio Manager for Causeway’s emerging markets equity, international opportunities, international opportunities socially responsible, global opportunities, global absolute return, and international small cap equity strategies. Mr. Gubler joined Causeway as a Quantitative Research Associate in April 2005 and was promoted to Portfolio Manager in January 2014.

J O Hambro Capital Management Limited: J O Hambro Capital Management Limited (JOHCM), located at Level 3, 1 St. James’s Market, London SW1Y 4AH, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to JOHCM. Emery Brewer is the lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 22 years of experience in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a BSc. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Prior to this, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and a Bachelor of Science in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona. Stephen Lew is Fund Manager for the JOHCM Emerging Markets Small Cap Strategy. Mr. Lew has 19 years’ experience in Emerging Markets equity fund management. Prior to joining JOHCM, Mr. Lew was a Senior Portfolio Manager for Artio Global Investors (Artio). At Artio, he was responsible for managing the Asia ex-Japan sleeve of the Artio International Equity Fund, Artio International Equity Fund II and separately managed accounts. From 2005 to 2010, Mr. Lew was the Senior Asia ex-Japan Analyst at Janus Capital Group. Between 1999 and 2005 he worked at Driehaus Capital Management alongside Mr. Brewer and Dr. Kovachev — as the Asia ex-Japan Analyst. Mr. Lew has a BA in Business Economics and

Japanese from the University of California, an MBA with concentration in Finance from the University of Chicago Graduate School of Business, and is a Certified Public Accountant and a CFA Charterholder. He is a native Mandarin and conversational Japanese speaker.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)’s investment team in 2008 and holds a master’s degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, Senior Portfolio Manager, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has 28 years of industry experience. Ian Madden, Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)’s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)’s Hedge Fund team in 2003 and joined the team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has 29 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, Senior Portfolio Manager, joined the firm in September 2014 and has 16 years of industry experience. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to RWC. The professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm’s Investment Committee. Mr. Johnstone has 22 years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC’s emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm’s Executive, Investment and Risk Committees. Mr. Malloy has 26 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

WCM Investment Management, LLC: WCM Investment Management, LLC (WCM), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to WCM. Sanjay Ayer serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Ayer’s primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Hunkel’s primary responsibilities are portfolio management and equity research. Gregory S. Ise serves as Portfolio Manager and Business Analyst at WCM, and has been with the firm since 2014. Prior to joining WCM, Mr. Ise served as a Senior International Research Analyst at Rainier Investment Management in Seattle. Mr. Ise’s primary responsibilities are portfolio management and equity research. Michael Z. Tian serves as Portfolio Manager and Business Analyst at WCM, and has been with the firm since 2012. Mr. Tian’s primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2006. Mr. Trigg’s primary responsibilities are portfolio management and equity research.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The Funds offer Class A Shares to institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, Taft-Hartley plans and other SIMC advisory clients that have entered into an Investment Management Agreement with SIMC (Eligible Investors). Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor’s assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

Eligible Investors also include institutional investors, high net worth individuals, employee benefit plans and other similar entities that purchase the Funds through an intermediary, such as a bank or another large institutional wealth advisor, that has an Investment Advisory Agreement with SIMC (or its agent) authorizing their availability on the intermediary’s platform.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase, sell or exchange shares by placing orders with the Transfer Agent or the Funds’ authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds’ procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period). For more information regarding the Funds’ policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day’s NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds’ procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is  determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds’ Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds’ administrator monitors price movements among certain selected indexes, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds’ administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in the Funds, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i. if the shareholder conducts four or more “round trips” in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds’ policies, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds’ monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques. Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class A Shares of any Fund for Class A Shares of any other fund of SEI Institutional Investments Trust on any Business Day by placing orders with the Transfer Agent or the Fund’s authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund’s other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor’s financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is unlikely that your shares would be redeemed in kind, in such event you likely would have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property.  The designated representative would not have any rights to your shares.  Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo. or the Distributor) is the distributor of the shares of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the Emerging Markets Equity Fund to pay dividends annually and the Large Cap Disciplined Equity Fund to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

This summary does not apply to shares held in individual retirement accounts or other tax-qualified plans, which are generally not subject to current taxation. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan or tax-qualified plan.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as a Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Dividend distributions, including net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income to the extent certain holding period requirements are met by you and by the Funds. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Distributions reported by the Funds as long-term capital gains distributions and qualified dividend income are generally taxable at the rates applicable to long-term capital gains, currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), regardless of how long you have held your Fund shares. In addition, the investment strategies of certain other Funds may limit their ability to make distributions eligible to be treated as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

In order for a Fund to qualify as a RIC under Subchapter M of the Code, a Fund must, among other requirements detailed in the SAI, derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10 percent of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

If a Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.

Certain Funds may invest in REITs.  The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers.  This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury Regulations on which the Funds may rely, distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, if more than 50% of the total assets of a Fund consist of foreign securities, such Fund will be eligible to elect to treat some of those taxes as distributions to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the Large Cap Disciplined Equity and Emerging Markets Equity Funds. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund’s financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Its report, along with each Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIOD ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
	2020	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX %	$ XX	XX	%	XX	%	XX	%	XX	%	XX	%
	2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19		0.19		0.47		1.80		125
	2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19		0.19		0.47		1.71		134
	2017	12.57	0.23	1.75	1.98	(0.24)	(0.44)	(0.68)	13.87	16.23	3,715,731	0.19		0.19		0.47		1.74		104
	2016	14.38	0.24	(0.14)	0.10	(0.25)	(1.66)	(1.91)	12.57	1.34	3,592,226	0.19	(2)	0.19	(2)	0.47	(2)	1.82		102

Emerging Markets Equity Fund
CLASS A
	2020	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX %	$ XX	XX	%	XX	%	XX	%	XX	%	XX	%
	2019	11.21	0.19	(1.43)	(1.24)	(0.19)	(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66		0.66		1.20		1.91		59
	2018	10.25	0.19	1.08	1.27	(0.22)	(0.09)	(0.31)	11.21	12.37	1,094,294	0.63		0.63		1.17		1.70		97
	2017	8.61	0.14	1.69	1.83	(0.19)	—	(0.19)	10.25	21.62	1,250,465	0.65		0.65		1.19		1.51		84
	2016	10.01	0.14	(1.4)	(1.26)	(0.12)	(0.02)	(0.14)	8.61	(12.53)	935,399	0.70	(2)	0.70	(2)	1.24	(2)	1.67		105

(1)           Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)           The expense ratio includes proxy expenses outside the cap.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2020 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap Disciplined Equity and Emerging Markets Equity Funds’ holdings and contain information from the Funds’ managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: SEI Institutional Investments Trust makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust’s Investment Company Act registration number is 811-07257.

seic.com

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion. Preliminary Statement of Additional Information Dated July 30, 2020

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INVESTMENTS TRUST

Class A Shares

Large Cap Disciplined Equity Fund (SCPAX)
Emerging Markets Equity Fund (SMQFX)

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

AJO, LP
AllianceBernstein L.P.

Causeway Capital Management LLC
Ceredex Value Advisors LLC

Coho Partners, Ltd.
J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd

Mackenzie Investments Corporation

QMA LLC

RWC Asset Advisors (US) LLC

WCM Investment Management, LLC

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Investments Trust (the “Trust”) and should be read in conjunction with the Trust’s prospectus relating to Class A Shares of the Large Cap Disciplined Equity Fund and Emerging Markets Equity Fund (the “Prospectus”) dated September 30, 2020. A Prospectus may be obtained upon request and without charge by writing the Trust’s distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust’s financial statements for the fiscal year ended May 31, 2020, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Trust’s 2020 Annual Report. A copy of the 2020 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2020

TABLE OF CONTENTS

GLOSSARY OF TERMS
THE TRUST	1
INVESTMENT OBJECTIVES AND POLICIES	S-5
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-6
American Depositary Receipts	S-6
Derivatives	S-7
Equity-Linked Warrants	S-8
Equity Securities	S-9
Exchange-Traded Products	S-10
Foreign Securities and Emerging Frontier Markets	S-11
Forward Foreign Currency Contracts	S-17
Futures and Options on Futures	S-18
Interfund Lending and Borrowing Arrangements	S-18
Investment Companies	S-19
MiFID II	S-20
Options	S-21
Participation Notes	S-22
Quantitative Investing	S-22

Real Estate Investment Trusts	S-23
Risks of Cyber Attacks	S-23
Securities Lending	S-24
Short Sales	S-24
Swaps, Caps, Floors, Collars and Swaptions	S-25
INVESTMENT LIMITATIONS	S-27
THE ADMINISTRATOR AND TRANSFER AGENT	S-31
THE ADVISER AND THE SUB-ADVISERS	S-32
DISTRIBUTION AND SHAREHOLDER SERVICING	S-56
SECURITIES LENDING ACTIVITY	S-56
TRUSTEES AND OFFICERS OF THE TRUST	S-57
PROXY VOTING POLICIES AND PROCEDURES	S-58
PURCHASE AND REDEMPTION OF SHARES	S-66
TAXES	S-67
FUND PORTFOLIO TRANSACTIONS	S-67
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-75
DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION	S-78
DESCRIPTION OF SHARES	S-78
LIMITATION OF TRUSTEES’ LIABILITY	S-78
CODES OF ETHICS	S-79
VOTING	S-79
SHAREHOLDER LIABILITY	S-79
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-79
MASTER/FEEDER OPTION	S-80
DISCLAIMER	S-80
CUSTODIANS	S-81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-81
LEGAL COUNSEL	S-81
APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2020

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Because the following is a combined glossary of terms used for all the SEI Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
ARMS	Adjustable Rate Mortgage Securities
BHCA	Bank-Holding Company Act
Bank Loan Rate	The rate of interest that would be charged by a bank for short-term borrowings
Board	The Trust’s Board of Trustees
CATS	Certificates of Accrual on Treasury Securities
CDOs	Collateralized Debt Obligations
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
CLCs	Construction Loan Certificates
CLOs	Collateralized Loan Obligations
CMBS	Commercial Mortgage-Backed Securities
CMOs	Collateralized Mortgage Obligations
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHA	Federal Housing Administration
Freddie Mac	Federal Home Loan Mortgage Corporation
GDRs	Global Depositary Receipts
GNMA	Government National Mortgage Association
IFA	Insurance Funding Agreement
IO	Interest-Only Security
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Liquidity Fund	SEI Liquidity Fund, LP
LYONs	Liquid Yield Option Notes

MiFID II	Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments
MLPs	Master Limited Partnerships
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
PAC Bonds	Planned Amortization Class CMOs
PIPEs	Private Investments in Public Equity
PLC	Permanent Loan Certificate
P-Notes	Participation Notes
PO	Principal-Only Security
Program	SEI Funds’ interfund lending program
QFII	Qualified Foreign Institutional Investor
QPTPs	Qualified Publicly Traded Partnerships
REITs	Real Estate Investment Trusts
REMIC Certificates	REMIC pass-through certificates
REMICs	Real Estate Mortgage Investment Conduits
REOCs	Real Estate Operating Companies
Repo Rate	rate of interest for an investment in overnight repurchase agreements
RIC	Regulated Investment Company
S&P	Standard & Poor’s Rating Group
SEC	U.S. Securities and Exchange Commission
SEI Funds	The existing or future investment companies registered under the 1940 Act that are advised by SIMC
STRIPS	Separately Traded Registered Interest and Principal Securities
Subsidiary	A wholly-owned subsidiary organized under the laws of the Cayman Islands
TIGRs	Treasury Investment Growth Receipts
TRs	Treasury Receipts
UK	United Kingdom
World Bank	International Bank of Reconstruction and Development
Yankees	Yankee Obligations

THE TRUST

SEI Institutional Investments Trust (the “Trust”) is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series (“funds”) of units of beneficial interest (“shares”) and different classes of shares. At this time shareholders may purchase only Class A shares of a fund. Each share of a fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the Board) under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information (“SAI”), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following funds: Large Cap Disciplined Equity and Emerging Markets Equity Funds (each, a “Fund” and together, the “Funds”).

The investment adviser, SEI Investments Management Corporation (“SIMC” or the “Adviser”), and investment sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to the Funds are referred to collectively as the “advisers.”

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $XX billion and $XX billion (or $XX trillion)  as of [XX]) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund’s benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that a Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Adviser(s) may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company.  A long/short equity investment strategy takes (i) long positions with respect to investments that are believed to be undervalued relative to their potential and likely to increase in price, and (ii) short positions with respect to investments that are believed to have  significant risk of decreasing in price. The Sub-Adviser(s) seek returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser(s) may exhibit poor security selection, losing money on both the long and short sides.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts on currencies or securities, and options on securities to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk. Securities index swaps may be used to obtain exposure to different foreign equity markets. Futures and swaps on futures may be used to gain exposure to foreign equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of ETFs and other investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in U.S. and developed foreign country securities, including securities of small capitalization companies. Due to its investment strategy, the Fund may buy and sell securities frequently.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the applicable Prospectus and the Funds’ “Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by a Fund’s stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objectives.

AMERICAN DEPOSITARY RECEIPTS-ADRs, as well as other “hybrid” forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

COUNTRY CONCENTRATION-A Fund’s concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Securities and Emerging and Frontier Markets.

DERIVATIVES-In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators, a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within these rules, it is unlikely that a Fund will be required to comply with such initial margin requirements until March 1, 2020. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity);

and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts” and “Futures and Options on Futures.”

ECONOMIC RISKS OF GLOBAL HEALTH EVENTS-An outbreak of respiratory disease caused by a novel  coronavirus was first detected in China in December 2019 and has spread internationally. The transmission of  COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and  other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to  supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service  preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other  changes, as well as general concern and uncertainty that has negatively affected the economic environment. These  impacts also have caused significant volatility and declines in global financial markets, which have caused losses for  investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and  in either case could result in a substantial economic downturn or recession.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and  monetary stimulus packages. In late March 2020, Congress passed, and President Trump signed, the Coronavirus  Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in  resources to small businesses, state and local governments, and individuals that have been adversely impacted by the  COVID-19 pandemic. The Trump administration has signaled that it intends to support additional legislation in  response to COVID-19 in the coming months. In addition, in mid-March 2020 the Federal Reserve cut interest rates,  taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing,  including purchases of corporate and municipal government bonds. The Federal Reserve also enacted various  programs to support liquidity operations and funding in the financial markets, including massively expanding its  reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap  lines with other major central banks to provide dollar funding; establishing a program to support money market  funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for  up to four years; and providing funding to help credit flow in asset-backed securities markets. The Federal Reserve  also plans to extend credit to small- and medium-sized businesses.

The current market conditions, as well as various social and political tensions in the United States and around the  world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global  financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide.  The prolonged continuation or further deterioration of the current U.S. and global economic downturn could  adversely impact the Funds. It is not known how long the financial markets will continue to be affected by these  events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and  issuers held in the Funds’ investments be predicted. Fiscal stimulus packages such as the CARES Act serve to further  increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for  the United States. Federal Reserve policy in response to market conditions, including with respect to certain interest  rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market  volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s  performance or impair the Funds’ ability to achieve its investment objective.

EQUITY-LINKED WARRANTS-Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, an adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EXCHANGE-TRADED PRODUCTS-Certain Funds may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool’s shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool’s NAV, the changes in the pool’s NAV do not correlate closely with the changes in the price of the pool’s benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom.  In June 2016, the UK voted in a referendum to leave the EU. Although the Funds are established in the United States, the withdrawal of the UK from the EU, or “Brexit,” may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU and has entered into a transition phase until December 31, 2020, which may be extended further.  During the transition phase, the UK will effectively remain in the EU from an economic perspective but will no longer have any political representation on the EU parliament. The UK and EU will seek to negotiate and finalize a new trade deal.  Accordingly, the uncertainty of negotiating a new trade deal may continue to cause a significant degree of volatility and disruption in the markets in which companies invested in by a Fund operate which may adversely impact the financial performance of the Fund and the value of its investments and potentially lower economic growth in markets in the UK, Europe and globally.  Such uncertainty may also result in reduction in investment opportunities to deploy capital, and may slow capital-raising of a Fund and its underlying investment funds. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

In particular, the UK leaving the EU has led to a decline in the value of sterling against other currencies, including the euro and the U.S. dollar, which decline could continue for an indeterminate length of time. Accordingly, the sterling cost of potential investments denominated in euros, the U.S. dollar and other non-sterling currencies has increased and may continue to increase, making such investments more expensive. In addition, underlying investment funds in which a Fund holds an interest could be similarly and adversely impacted.

Investments in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Investments in the China A-Shares.  A Fund may invest in PRC A-Shares through the Stock Connect subject to any applicable regulatory limits. The Stock Connect is a securities trading and clearing linked program developed by HKEx, the HKSCC, SSE, SZSE and ChinaClear with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the CNH only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks.  The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading.  As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk.  HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership.  Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk.  The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations.  The Stock Connect program is subject to daily quota limitations which may restrict a Fund’s ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation.  A Fund will not benefit from PRC local investor compensation schemes.

Tax within the PRC.  Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a QFII of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

The advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to Renminbi QFIIs. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. While forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds’ purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.  The Funds may take long and short positions in foreign currencies in excess of the value of the Funds’ assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will “cover” its position as required by the 1940 Act.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Subject to their permitted investment strategies, certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position as required by the 1940 Act. A Fund may also “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

A Fund may also “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also “cover” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on an adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

INTERFUND LENDING AND BORROWING ARRANGEMENTS-The SEC has granted an exemption that permits the Funds to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the Repo Rate and more favorable to the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board of Trustees.

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies. Subject to certain statutory, regulatory and other exceptions, a Fund is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1 under the 1940 Act) in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

A Fund may invest in Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

Certain Funds may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 thereunder and Section 12(d)(1)(F) of the 1940 Act. Rule 12d1-2 permits an affiliated fund of funds to invest in securities of other investment companies so long as such investment is in reliance on Sections 12(d)(1)(A) or 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer’s total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund’s outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser’s knowledge of an unaffiliated underlying fund’s section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund’s investment adviser; (ii) the Fund’s past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser’s evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund’s ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can expose an investing Fund to losses.

Pursuant to orders issued by the SEC to certain ETFs and procedures approved by the Board, a Fund may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations.  Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the “Qualifying Income Test” or the shares of such ETFs may not be considered “securities” for purposes of the “Asset Test” (as defined below under the heading “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if a Fund is not considered to be holding sufficient amounts of “securities” than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading “Taxes”) are available to the Fund.

LONDON INTERBANK OFFERED RATE-The terms of certain investments, financings or other transactions to which a Fund may be a party have been historically tied to the LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

MiFID II-MiFID II took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund’s ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

OPTIONS-A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered” as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indexes or securities must be “covered” as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as an adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES-P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument.

However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

QUANTITATIVE INVESTING-A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS-REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

RISKS OF CYBER-ATTACKS-As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund’s distributor, custodian, transfer agent, or any other of a Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the “Investment Companies” section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the Liquidity Fund, an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The Liquidity Fund does not seek to maintain a stable NAV, and therefore its NAV will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund’s expenses, which includes fees paid to SIMC or its affiliates.

SHORT SALES-Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act.

When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS- Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund.

This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Disciplined Equity Fund and Emerging Markets Equity Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed by the Board without the consent of the holders of a majority of a Fund’s outstanding shares.

Each Fund may not:

1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

2.  With respect to the Emerging Markets Equity Fund, purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

3.  Purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

4.  With respect to 75% of its total assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

5(a).  With respect to the Large Cap Disciplined Equity and Emerging Markets Equity Funds, purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5(b).  With respect to the Emerging Markets Equity Fund, purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that each Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

6.  With respect to the Emerging Markets Equity Fund, issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund’s total assets, all borrowings shall be repaid before such Fund makes additional investments. The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of such Fund’s total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

7.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds interfund lending program. This investment limitation does not apply to the Long Duration Fund.

8.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

9(a).  With respect to the Large Cap Disciplined Equity Fund, borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

9(b).  With respect to the Emerging Markets Equity Fund, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets), provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300%, including the amount borrowed, is required.

10.  With respect to the Large Cap Disciplined Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

11.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

In addition, each Fund may:

Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies, such as the World Bank or any affiliate thereof or the United Nations, or related entities, will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to;

•  maintaining books and records related to a Fund cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the net asset value of the Funds in accordance with the Funds’ valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (ii) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Fund	Administration Fee
Large Cap Disciplined Equity Fund	0.05%
Emerging Markets Equity Fund	0.05%

For the fiscal years ended May 31, 2018, 2019 and 2020 the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and/or reimbursements.

	Administration Fees Paid (000)				Administration Fees Waived or Reimbursed (000)
Fund	2018	2019	2020		2018	2019	2020
Large Cap Disciplined Equity Fund	$0	$0	$	XX	$1,697	$1,292	$	XX
Emerging Markets Equity Fund	$0	$0	$	XX	$605	$501	$	XX

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2020, SIMC had approximately $XX billion in assets under management.

SIMC is registered with the SEC as an investment adviser. SIMC also has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act (“CEA”) with respect to certain products not included in this SAI. The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term “commodity pool operator” under the CEA. The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trustees, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds’ shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds’ assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers’ performance and oversees Sub-Advisers’ compliance with the Funds’ investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Investment Advisory Agreement provides that SIMC or the Fund’s Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than

30 days’ nor more than 60 days’ written notice to SIMC or the Fund’s Sub-Adviser, as applicable, or by SIMC or the Fund’s Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended May 31, 2020 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Large Cap Disciplined Equity Fund	0.40%	XX	%
Emerging Markets Equity Fund	1.05%	XX	%

SIMC typically waives a portion of the advisory fees it is contractually entitled to receive under the Advisory Agreement. SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended May 31, 2018, 2019 and 2020, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC’s contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended May, 31, 2020:

Fund Name — Class A Shares	Contractual Advisory Fees (000)		Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)		Advisory Fees Retained by SIMC (000)
Large Cap Disciplined Equity Fund	$	XX	$	XX	$	XX	$	XX
Emerging Markets Equity Fund	$	XX	$	XX	$	XX	$	XX

For the fiscal year ended May, 31, 2019:

Fund Name — Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Disciplined Equity Fund	$10,333	$6,037	$4,274	$22
Emerging Markets Equity Fund	$10,528	$4,913	$5,571	$44

For the fiscal year ended May, 31, 2018:

Fund Name — Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Disciplined Equity Fund	$13,575	$7,863	$5,546	$166
Emerging Markets Equity Fund	$12,707	$5,928	$6,727	$52

The Sub-Advisers.

AJO, LP—AJO, LP (“AJO”) serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. AJO is wholly-owned by its 18 limited partners. Theodore R. Aronson is Managing Principal of AJO.

ALLIANCEBERNSTEIN L.P.-AllianceBernstein L.P. (“AllianceBernstein”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. As of June 30, 2019, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 35.6% of AllianceBernstein and AXA Equitable Holdings, Inc. (“EQH”), directly and through various subsidiaries, owned an approximate 65.2% economic interest in AllianceBernstein.

CAUSEWAY CAPITAL MANAGEMENT LLC—Causeway Capital Management LLC (“Causeway”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Causeway was founded in 2001 and is a Delaware limited liability company, which is a wholly-owned subsidiary of Causeway Capital Holdings LLC.

CEREDEX VALUE ADVISORS LLC—Ceredex Value Advisors LLC (“Ceredex”) serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Ceredex is a Delaware limited liability company and an SEC-registered investment adviser. The firm was established in 2008 after 19 years functioning as a value style investment management team of Trusco Capital Management (now known as Virtus Fund Advisers, LLC). As of June 30, 2019, Ceredex had approximately $9.1 billion in assets under management. Ceredex is a value equity asset management firm that seeks to identify catalysts that may lead to appreciation in undervalued, dividend-paying stocks.

COHO PARTNERS, LTD.—Coho Partners, Ltd. (“Coho”) serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Coho is employee owned.

J O HAMBRO CAPITAL MANAGEMENT LIMITED—J O Hambro Capital Management Limited (“JOHCM”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. JOHCM was founded in 1993 and is a private company in England and Wales under no. 2176004. JOHCM is a wholly owned subsidiary of Pendal Group Limited (“Pendal”).

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD—KBI Global Investors (North America) Ltd (“KBIGI (North America)”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. KBIGI (North America) is an Irish domiciled and incorporated company registered as an investment adviser with the SEC and regulated by the Central Bank of Ireland. It is a wholly-owned subsidiary of KBI Global Investors Ltd (“KBIGI Ltd”), an institutional asset manager headquartered in Dublin. Combined, KBIGI Ltd. and KBIGI (North America) have a global client base with mandates in the UK, Europe, North America and Asia.

Established in 1980 as the Investment Management division of Ulster Bank Ltd, KBI Global Investors (“KBIGI”), the collective term for KBI Global Investors Dublin Ltd, and its wholly owned subsidiary, KBIGI (North America), have been managing assets for institutional clients for 39 years-public and corporate pension schemes, sub-advisory investors, foundations and endowments, wealth managers, private banks and investment intermediaries included.

KBIGI operated as Kleinwort Benson Investors until March 2016 and formed part of the BHF Kleinwort Benson Group (“BHFKB”). Listed on the Euronext Stock Exchange, BHFKB was delisted following Oddo & Cie’s (“Oddo”) acquisition of 100% of the shares of the BHF Kleinwort Benson Group. On May 18, 2016, Amundi Asset Management-the largest asset manager in Europe, and the 10th largest manager in the world-concluded an agreement with Oddo to acquire a majority stake (87.5%) in KBIGI Ltd, with KBIGI employees taking a minority stake (12.5%). Amundi Asset Management is, in turn, 100% owned by Amundi, which is listed on the French Stock Exchange and has more than €1 trillion in assets. KBIGI Ltd continues to operate autonomously within the Amundi group.

MACKENZIE INVESTMENTS CORPORATION—Mackenzie Investments Corporation (“Mackenzie”) serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Mackenzie is an SEC registered investment adviser and a Delaware corporation. Mackenzie was founded in 2012 and provides investment advisory services to various types of clients.

QMA LLC—QMA LLC (“QMA”) serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. QMA is a direct, wholly-owned subsidiary of PGIM, Inc., which is a wholly-owned subsidiary of PGIM Holding Company LLC, which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

RWC ASSET ADVISORS (US) LLC—RWC Asset Advisors (US) LLC (“RWC”) serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. RWC is a limited liability company formed under the laws of the State of Delaware in 2012. RWC is a wholly-owned subsidiary of RWC Partners Limited, a private limited company incorporated in England and Wales under no. 03517631.

WCM INVESTMENT MANAGEMENT, LLC—WCM Investment Management, LLC (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. WCM is an independent asset management firm and was founded in 1976.

Portfolio Management.

SIMC

Compensation. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of each portfolio manager’s compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of each portfolio manager’s compensation is based upon various performance factors, including the portfolio manager’s performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio manager’s team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of May 31, 2020, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
John Lau	$	XX
Stephen C. Dolce, CFA	$	XX
David L. Hintz, CFA	$	XX

Other Accounts. As of May 31, 2020, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
John Lau	XX	$	XX	XX	$	XX	XX	$	XX
Stephen C. Dolce, CFA	XX	$	XX	XX	$	XX	XX	$	XX
David L. Hintz, CFA	XX	$	XX	XX	$	XX	XX	$	XX

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Funds’ investments. The other accounts might have similar investment objectives as the Funds.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the

Funds. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in the investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended June 30, 2019.

All AJO portfolio managers are compensated through a fixed salary and merit-based cash bonuses; in addition, principals of the firm may receive equity-based cash distributions. Each calendar year-end, the managing partner of AJO, in consultation with the other partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation.

Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of June 30, 2019, AJO’s portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Large Cap Disciplined Equity Fund, AJO’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Theodore R. Aronson, CFA, CIC; Stefani Cranston, CFA, CPA; Gina Marie N. Moore, CFA; Gregory J. Rogers, CFA; and Christopher J. W. Whitehead, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

†  AJO utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above is jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee. Each performance-based-fee account pays AJO based on the account’s pre-tax performance versus a strategy-specific benchmark over a measurement period chosen by the client.

Conflicts of Interest. The management of the other accounts by AJO’s portfolio managers may give rise to potential conflicts of interest in connection with their management of the investments of the Large Cap Disciplined Equity Fund alongside other accounts. The other accounts managed by AJO’s portfolio managers include those referenced above. The other accounts might have similar investment objectives as the Large Cap Disciplined Equity Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap Disciplined Equity Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO’s portfolio managers know the size, timing and possible market impact of the Large Cap Disciplined Equity Fund trades. It is possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap Disciplined Equity Fund. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO’s portfolio managers’ management of the Large Cap Disciplined Equity Fund and other account, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity Fund. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of other accounts than from the Large Cap Disciplined Equity Fund. Notwithstanding this theoretical conflict of interest, it is AJO’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity Fund, such securities might not be suitable for the Large Cap Disciplined Equity Fund given their investment objectives and related restrictions.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

The firm’s compensation program for portfolio managers and research analysts is designed to align with clients’ interests, emphasizing each professional’s ability to generate long-term investment success for AllianceBernstein clients, including shareholders of the Emerging Markets Equity Fund. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Emerging Markets Equity Fund prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers (CIOs), who consult with the product management team to identify products most similar to the firm’s investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. AllianceBernstein performs detailed attribution analysis of all portfolios and track each analyst’s contribution to that performance.

The firm also focuses on the analysts’ effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst’s communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst’s ability to effectively communicate research recommendations and involvement in building the firm’s research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support the firm’s mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of June 30, 2019, AllianceBernstein’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Emerging Markets Equity Fund, AllianceBernstein’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Greg Wilensky, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Henry D’Auria, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Vlad Byalik**	XX		$	XX	XX		$	XX	XX		$	XX
Avi Lavi	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
	XX		$	XX	XX		$	XX	XX		$	XX
Tawhid Ali	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
	XX		$	XX	XX		$	XX	XX		$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional team that manages the Emerging Markets Equity Fund may have responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight monitoring in place to address these conflicts. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for the clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Causeway

Compensation. SIMC pays Causeway a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Causeway and SIMC. Causeway pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

Arjun Jayaraman, Ph.D., CFA, MacDuff Kuhnert, CFA, and Joe Gubler, CFA are portfolio managers of the Emerging Markets Equity Fund and receive salaries, incentive compensations (including potential cash, awards of growth units, or awards of equity units) and distributions of the parent holding company’s net profit based on their minority ownership interests.

Incentive compensation is paid in the discretion of the firm’s Compensation Committee, comprised of the firm’s chief executive officer, president, and chief operating officer, which weighs a variety of objective and subjective factors. Portfolios are team-managed: no specific formula is used, and incentive compensation is not based on the specific performance of the Emerging Markets Equity Fund or any other single client account managed by Causeway but takes into account the performance of the individual portfolio manager, the relevant team, and Causeway’s performance and financial results. The following factors are among those considered in determining incentive compensation for Dr. Jayaraman and Messrs. Kuhnert and Gubler: individual research contribution, portfolio management and team management contribution, group research contribution, client service and recruiting contribution, and other contribution to client satisfaction and firm development.

Ownership of Fund Shares. As of June 30, 2019, Causeway’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Emerging Markets Equity Fund, Causeway’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in billions)		Number of Accounts		Total Assets (in billions)		Number of Accounts		Total Assets (in billions)
Arjun Jayaraman, Ph.D., CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
MacDuff Kuhnert, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Joe Gubler, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Causeway utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. The Causeway portfolio managers who manage the Emerging Markets Equity Fund also manage their own personal accounts and accounts for other clients, including corporations, pension plans, sovereign wealth funds, superannuation funds, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs and other institutions (collectively, “Causeway Other Accounts”).

In managing the Causeway Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Emerging Markets Equity Fund, subject to certain variations in investment restrictions. The portfolio managers recommend securities to the Causeway Other Accounts that they purchase and sell for the Emerging Markets Equity Fund.

The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given to the Causeway Other Accounts with similar investment strategies. Certain Causeway Other Accounts pay higher management fee rates than the Emerging Markets Equity Fund or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of six mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway Global Absolute Return Fund and Causeway International Small Cap Fund (together, “Causeway Mutual Funds”). All of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Dr. Jayaraman and Messrs. Kuhnert and Gubler have minority interests in Causeway’s equity.

Actual or potential conflicts of interest may arise from the Emerging Markets Equity Fund’s portfolio managers’ management responsibilities with respect to the Causeway Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts.

Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including initial public offerings) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics, which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises. In addition to the potential conflicts identified above, Causeway’s global absolute return strategy takes both long and short positions in securities. Taking a short position in a security may impact the market price of the security and the value of a client account that holds that security long. However, Causeway has a policy that it will not enter into a short position in a security if, at the time of entering into the short position, any client or fund account managed by Causeway holds a long position in a security of the issuer.

Ceredex

Compensation. SIMC pays Ceredex a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Ceredex and SIMC. Ceredex pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended June 30, 2019.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance. A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position. Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of clients’ investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing clients’ pre-tax total return to the returns of the strategy’s peer group and/or benchmark over multi-year periods. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually. In addition, certain portfolio managers may participate in the parent’s equity plan designed to provide compensation opportunities linking a participant’s compensation to the financial and operational performance of the firm. Retention bonuses and/or incentive guarantees for a fixed period may also be used when Ceredex deems is necessary to recruit or retain the employee.

All full-time employees of Ceredex, including the portfolio manager, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Ownership of Fund Shares. As of June 30, 2019, Ceredex’s portfolio manager did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Large Cap Disciplined Equity Fund, Ceredex’s portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in in millions)
Mills Riddick, CFA	XX	$	XX	XX	$	XX	XX	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Disciplined Equity Fund, which may have different investment guidelines and objectives. In addition to the Large Cap Disciplined Equity Fund, these accounts may include accounts of registered investment companies, other pooled investment vehicles and other types of accounts. In particular, this conflict of interest may arise as a result of Ceredex’s management of the Large Cap Disciplined Equity Fund and other accounts, which, in theory, may allow Ceredex to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity Fund. This conflict of interest may be exacerbated to the extent that Ceredex or the portfolio manager receive, or expect to receive, greater compensation from their management of other accounts than the Large Cap Disciplined Equity Fund. Ceredex may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Disciplined Equity Fund. To the extent a particular investment is suitable for both the Large Cap Disciplined Equity Fund and other accounts, such investments will be allocated between the Large Cap Disciplined Equity Fund and the other accounts in a manner that Ceredex determines is fair and equitable under the circumstances to all clients, including the Large Cap Disciplined Equity Fund.

To address and manage these potential conflicts of interest, Ceredex has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. Coho’s investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended June 30, 2019.

Ownership of Fund Shares. As of June 30, 2019, Coho’s portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Large Cap Disciplined Equity Fund, Coho’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Peter A. Thompson**	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Brian L. Kramp, CFA**	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Christopher R. Leonard, CFA**	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Ruairi G. O’Neill, CFA**	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Peter Thompson, Brian Kramp, Christopher Leonard, and Ruairi O’Neill serve as the portfolio managers for the Large Cap Disciplined Equity Fund. Coho utilizes a team approach in terms of the research and portfolio management of all assets under management at the firm. Coho believes that the team approach serves to enhance the rigor of the investment research and portfolio management effort while also providing for an overlap in coverage responsibilities and continuity of the investment approach. Coho’s assets include $4.6 billion across 1,158 accounts and 180 relationships as of June 30, 2019.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Cap Disciplined Equity Fund, which may have different investment guidelines and objectives. In addition to the Large Cap Disciplined Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Cap Disciplined Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Cap Disciplined Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Cap Disciplined Equity Fund, may track the same benchmarks or indexes as the Large Cap Disciplined Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Large Cap Disciplined Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Cap Disciplined Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Cap Disciplined Equity Fund. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

JOHCM

Compensation. SIMC pays JOHCM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between JOHCM and SIMC. JOHCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

Compensation is based on the value of the assets in the Emerging Markets Equity Fund’s portfolios. The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated), a performance fee, and the opportunity to earn an equity stake. The performance fee element is designed to ensure that financial reward is clearly and measurably linked to performance and that the interests of the portfolio managers are aligned with those of the client. When evaluating the portfolio managers’ performance, JOHCM compares the pre-tax performance of Christopher Lees’ and Nudgem Richyal’s accounts to the MSCI ACWI Ex-US Index; Emery Brewer’s and Dr. Ivo Kovachev’s accounts to the MSCI Emerging Markets Index, and Stephen Lew’s to the MSCI Emerging Markets Small Mid Cap Index, typically over a 12-month period.

Equity

JOHCM is an independently managed investment management boutique that has been a wholly-owned subsidiary of Pendal Group Limited (Pendal) since 2011. Pendal is listed on the Australian Securities Exchange (ASX code: PDL) and is an independent, global investment management firm. All investment professionals and the majority of staff have equity participation in listed Pendal shares.

The Fund Linked Equity scheme is designed for new fund management teams or existing teams launching a new strategy. Under this arrangement, notional shares are valued in line with the growth and performance of the fund managed and after a long term vesting period these notional shares will convert to Pendal equity, allowing the fund manager to become a shareholder in Pendal. The Pendal shares are subject to further deferral arrangements and leaver conditions, thus providing a reward for the long term growth of funds under management and enhancing fund manager retention for both clients and shareholders.

Longer serving fund managers increase their equity participation through two equity schemes related to the revenue share generated on their funds. The revenue share is only awarded to the fund manager provided a prescribed cost hurdle has been exceeded. Each scheme has different vesting periods and will award the equity on different dates, but once vested and awarded to the fund manager; this equity is subject to deferral arrangements and leaver conditions to aid retention.

Finally, certain key managers are participants in a third Retention Plan that will pay out equity in two tranches. Tranche one is a fixed award of equity value and this vests over a set period, at the end of which the fund manager is awarded the equity provided they are still in employment at the release date. The second tranche of equity (also of fixed value) is conditional on the retention of fund assets. In the event the fund manager leaves employment on ‘Good Leaver’ terms, the level of equity awarded will be calculated in line with the AUM retained by the firm and it is paid twelve months following the fund manager’s termination date.

In summary, JOHCM has a results oriented partnership ethos. The variable elements of the fund manager’s remuneration could represent a significant multiple of base salary where asset growth and strong performance is delivered.

Ownership of Fund Shares. As of June 30, 2019, JOHCM’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Emerging Markets Equity Fund, JOHCM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Christopher Lees, CFA**	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Nudgem Richyal, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Emery Brewer***	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Dr. Ivo Kovachev***	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Stephen Lew***†	XX		$	XX	XX		$	XX	XX		$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Christopher Lees manages the above accounts alongside Nudgem Richyal.

***  Emery Brewer, Dr. Ivo Kovachev and Stephen Lew manage some of the assets in partnership. Mr. Lew’s main focus is on Emerging Markets Small Mid Cap.

†  None of Stephen Lew’s accounts are subject to a performance-based advisory fee.

AUM is available on a quarterly basis.

Conflicts of Interest. The following are the types of conflicts of interest that may arise within the JOHCM Group, and the way in which they are managed. Further information about our Conflicts of Interest Policy is available on request.

Ownership and Group Relationships

J O Hambro Capital Management Limited (“JOHCM”) is a wholly owned subsidiary of Pendal Group Limited (Pendal). Pendal is listed on the Australian Securities Exchange (ASX code: PDL) and is an independent, global investment management firm, headquartered in Sydney. JOHCM and its two wholly owned subsidiaries, JOHCM (Singapore) Pte Ltd and JOHCM (USA) Inc, (collectively “JOHCM Group”) operate as a stand-alone business within the Pendal Group. Within that model, JOHCM retains its full investment and operational independence.

As part of its governance remit, the JOHCM Board may consider it appropriate to promote the success of the Pendal Group as a whole or of any member of the Group, but each director, and the firm in general, must also comply with the FCA’s rules and principles, which require clients to be treated fairly, their interests to be served, and the effective mitigation and management of the risk of conflict with those interests.

On this basis, no conflicts thus arise from our corporate structure beyond those inherent and commonplace in a shareholder ownership model.

Investment Management related services provided to the Pendal group

JOHCM provides investment management services to a small number of Australian regulated funds for which Pendal acts as the lead manager. These services are provided on normal commercial fee terms. We have independent oversight controls to ensure that these connected clients are treated in the same way as all other mandates for the particular strategy and that these inter-affiliate services are handled in line with the firm’s systems and controls related to order execution.

Separate teams / timing of investment decisions / executions

JOHCM acts as discretionary investment manager for a number of separate publicly available funds and segregated institutional accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each strategy is managed by a named senior fund manager, or by a senior fund manager and deputy/ies, or by named co-lead managers. It is a key part of the group’s decentralized investment philosophy that these investment teams have the freedom, subject to agreed mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints such as risk appetite contained in client mandates the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. The timing of decisions made by that investment team will also be influenced by any inflows to or outflows from the portfolios they manage. It is also of note that a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

All of these factors may result in different investment outcomes among investment strategies, and among mandates managed by the same investment team. JOHCM has policies in place to address the potential for conflict that this creates, that are designed to ensure the fair allocation of investment opportunities among clients. Compliance with these policies is reviewed ex post by various means, including performance dispersion analysis and monitoring order handling.

Basis of remuneration—the firm and fund managers

The basis of JOHCM’s remuneration, which is recorded in the agreements with individual clients, may be different for different types of client portfolios. The percentage rate for the annual management charge is not the same for all portfolios and in many cases there will also be a performance fee payable, which may be calculated on differing bases for different types of portfolios e.g. OEIC, mutual fund or segregated account. Thus, different portfolios in the same strategy may attract different fee levels.

It is therefore important to ensure that these differing rewards for the firm, and in some cases the particular fund manager, do not lead to similar portfolios being treated unfairly, with one being favored or disadvantaged relative to each other. The policies and monitoring programme referred to above relating to fair allocation of investment opportunities are also important safeguards in managing this potential for conflict.

The remuneration of the individual fund managers is a combination of some or all of a salary, a share of performance fees earned by the firm from the portfolios they manage, the management fees earned on their particular strategy, and that which derives from their equity interest in the Pendal Group.

The remuneration of individual JOHCM employees is independently overseen by the Remuneration Committee of J O Hambro Capital Management Holdings Limited in accordance with a Remuneration Policy that is designed to promote alignment of individual fund managers’ interests with their clients’ and to meet the FCA Rules and standards.

Basis of remuneration—sales teams

JOHCM operates a small number of sales teams who focus on promoting investment into JOHCM products and strategies to intermediaries, wholesale distributors and larger institutional clients and their advisers.

Staff in the Sales team are awarded a discretionary bonus on an annual basis. Variable remuneration awards made under this arrangement are incorporated into the General Staff bonus and linked to the firm’s financial, risk and compliance position as well as future forecasts, as described above.

Individual awards to Sales personnel are assessed on a range of performance factors in addition to sales targets including client retention and team and corporate behaviours. Whilst sales performance is considered a primary factor in terms of the assessment of an award, the assessment will take into account other qualitative factors.  The firm believes that this sales remuneration structure does not create a conflict in their dealings with clients on the basis that the variable component of sales team remuneration is only partly linked to sales targets.

The remuneration is also structured so as to reward long-term favourable behaviour and performance rather than short-term achievement, by including a deferred equity component.

There would be a potential conflict if sales teams were incentivized to boost assets under management (“AuM”) when that might not be in the best interests of clients already invested in a particular strategy, because that strategy had surpassed the size at which it could be managed optimally in order to achieve its investment objectives.

However, JOHCM has always maintained formal and transparent capacity limits on the size of AuM for each strategy that it manages, with a capacity limit agreed and approved by senior management at the time of launch. We actively soft close and subsequently, where possible, hard close strategies to manage size within this capacity.

The remuneration of individual JOHCM employees is independently overseen by the Remuneration Committee of J O Hambro Capital Management Holdings Limited in accordance with a Remuneration Policy that is designed to promote alignment of individual employees’ interests with their clients’ and to meet the FCA Rules and standards.

Inside Information

The misuse of inside information amounts to a breach of the FCA Rules and in some cases may be a criminal offence. It creates an inherent conflict of interest because it gives the holder of the information an unfair advantage over other market participants who do not have that knowledge.

JOHCM’s fund managers are encouraged to analyze and meet with those companies in which they invest on behalf of their clients, but most do not actively seek out inside information. Other employees within the firm may also inadvertently learn of facts or circumstances that amount to inside information, whether in the course of their work, or otherwise. The firm has various safeguards in place that are designed to protect clients and other market participants against this potential for conflict, including staff training on the issue and a policy that requires any employee in receipt of inside information to report it immediately to Compliance. This results in an embargo on further orders being placed in the securities of the relevant company by all JOHCM investment teams, whether or not they are themselves in actual receipt of the inside Information.

Emulation mandates

In negotiating agreements with clients for such mandates we seek to include an appropriate disclosure of this potential for conflict.

Identification and Correction of Errors

The risk of conflict of interest is inherent in any scenario where an error has potentially been made, but we confront this risk firstly by promoting a culture of collaboration, transparency and fairness in the analysis and correction of any error. We have established procedures to ensure any such incident is effectively escalated, that JOHCM takes appropriate action to correct the accounts of any clients adversely affected by the issue, and also learns from the incident and strengthens controls, including by providing additional training where appropriate, to minimize the risk of recurrence.

Our policy is that clients should be compensated for all direct monetary losses that they may suffer as a result of any error.

There may be occasional situations, e.g., in the case of an accounting or administrative error, where a client receives from us a duplicate payment or other monetary gain to which it is not rightfully or ordinarily entitled. In that type of situation, we would expect to reclaim the amount erroneously paid. However, where an error on our part results in a profit for the client’s account, we would not seek to claim that profit and it would accrue to the client.

Arrangements with James Hambro & Partners

James Hambro & Partners LLP (“JH&P”) is a UK based dedicated wealth management firm. Formerly a wholly-owned subsidiary of JOHCM, JH&P is now owned and managed primarily by the team working in that business, though there are various ongoing relationships between the two firms.

Certain senior fund managers of JOHCM have an equity interest in JH&P, along with JOHCM itself retaining a 5.1% stake. In addition, various other JOHCM employees and some of their respective family members are clients of JH&P.

In terms of the potential for conflict that these relationships create, JOHCM’s policies and procedures relating to confidentiality, market conduct, personal account dealing and fiduciary duty are brought to bear, and are reinforced by periodic staff training and oversight.

Procurement of investment research

With effect from 3 January 2018 JOHCM pays for all investment research out of its own resources.

JOHCM operates controls designed to ensure that the only research consumed is research that we pay for, and that any other information or commentary about securities, markets or investing that we receive for free is simply ‘generic information’ in line with the FCA Rules. These controls aim to mitigate the risk that ‘free’ research may create an inducement in the context of the firm’s relationship with the research provider.

Valuation of suspended/illiquid/unquoted positions

To avoid the conflict of interest inherent in valuing our clients’ portfolios, JOHCM never acts as the pricing agent of record. Pricing of all JOHCM funds is undertaken by the funds’ independent third-party administrators using quoted market price feeds, and portfolios managed for separate account clients are officially priced by the clients’ independently appointed custodians or accounting agents. The pricing that JOHCM carries out is therefore essentially to assist fund managers in managing their clients’ portfolios.

JOHCM may however give pricing recommendations to a client and/or its pricing agent where, for example, market quotations are not readily available for a security in the client’s portfolio or where the price from the external source does not in our view represent its fair value. To manage the risk of conflict of interest in such situations, JOHCM operates a Valuation and Pricing Committee, the members of which are part of the firm’s senior management and are independent of investment decision-making.

Relationships with Service Providers

From time to time, JOHCM may engage a service provider on its own behalf that is also a client of the firm, or an investor in or distributor of the firm’s products. In such cases, JOHCM aims to ensure that the selection of any such service provider is made on an independent basis through a comparison of the available services from multiple potential service providers and by selecting the most suitable provider based upon the overall needs of the firm.

JOHCM may also from time to time enter into a client or distributor relationship with a party that is also a service provider to the firm, or such a party may become an investor in a JOHCM fund. In any such case, JOHCM must ensure that the terms of the relationship are consistent with its duty to treat clients and investors fairly.

Outside Business Interests

There is a clear potential for conflict of interest where employees pursue other business activities outside their main employment. JOHCM’s standard employment contract therefore requires the employee to obtain prior written consent for any outside business interests. Such external appointments are rare.

Directors are also subject to particular statutory and policy driven obligations in managing any conflicts of interest which may arise or exist within their role.

Inducements

MiFID II explicitly prohibits firms providing portfolio management or advisory services to clients from receiving any monetary benefits from any third party in connection with those services. It is not part of JOHCM’s business model to receive payments of this kind. However, if any such benefit were to be received, arrangements would be made to ensure its transfer to the relevant client(s) as soon as possible.

Compliance with this inducement ban is a condition of any approval by the firm to enter into any new relationship or to change the terms of an existing relationship, which in either case, would entail JOHCM paying a monetary benefit.

MiFID II does allow firms such as JOHCM to receive non-monetary benefits provided they are minor and acceptable under the FCA Rules. We have policies and procedures in place to assess all such benefits, notably in the context of gifts and entertainment and the receipt of generic information on financial instruments.

Gifts and Entertainment

The giving and receiving of gifts or entertainment are subject to the Group’s policy, which is designed to ensure that staff do not offer or give, solicit or accept any inducement which is likely to conflict with their duties to clients or would be in breach of any statutory or regulatory restrictions.

Employee Personal Dealing

To manage the obvious risk of conflict of interest arising in this area, all employees are made subject to the Group’s Employee Dealing Rules which place clear parameters on how and when they may deal in securities for their own account and their immediate families and include regular reporting of personal transactions and holdings.

KBIGI (North America)

Compensation. SIMC pays KBIGI (North America) a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between KBIGI (North America) and SIMC. KBIGI (North America) pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

The portfolio managers and key executives have a number of different components to compensation which offers very strong combination of incentivisation and retention. These components strongly align key employees with clients and the firm’s majority shareholder. KBIGI (North America) believes they compare very favorably with other firms within the industry. These components are set out below:

Base Salary: Benchmarked to industry.

Annual Bonus: For portfolio managers, the bonus amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer term investment perspective rather than a year by year focus. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBIGI (North America) funds. Equity and fund holdings are held in trust for a three -year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi employees will hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Retention is supported by the firm’s compensation program but is also achieved by giving talented people autonomy to pursue their investment beliefs in a healthy and forward looking commercial environment.

Ownership of Fund Shares. As of June 30, 2019, KBIGI (North America)’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Emerging Markets Equity Fund, KBIGI (North America)’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
Gareth Maher	XX	$	XX	XX	$	XX	XX	$	XX
David Hogarty	XX	$	XX	XX	$	XX	XX	$	XX
Ian Madden	XX	$	XX	XX	$	XX	XX	$	XX
James Collery	XX	$	XX	XX	$	XX	XX	$	XX
John Looby	XX	$	XX	XX	$	XX	XX	$	XX
Massimiliano Tondi, CFA, FRM	XX	$	XX	XX	$	XX	XX	$	XX

None of these accounts are subject to a performance-based advisory fee.

†  KBIGI (North America) utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. KBIGI (North America)’s portfolio managers’ management of other accounts (collectively, the “KBIGI Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Fund’s investments, on the one hand, and the investments of the KBIGI Other Accounts, on the other. The KBIGI Other Accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund. KBIGI (North America) does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, KBIGI (North America) believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of KBIGI (North America)’s portfolio managers’ day-to-day management of the Emerging Markets Equity Fund. Because of their positions with the Emerging Markets Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that KBIGI (North America)’s portfolio managers could use this information to the advantage of the KBIGI Other Accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of KBIGI (North America)’s portfolio managers’ management of the Emerging Markets Equity Fund and KBIGI Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors KBIGI Other Accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that KBIGI (North America) or its portfolio managers receive, or expect to receive, greater compensation from their management of the KBIGI Other Accounts (many of which receive a base and incentive fee) than from the Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is KBIGI (North America)’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while KBIGI (North America)’s portfolio managers may buy for KBIGI Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such securities might not be suitable for the Emerging Markets Equity Fund given its investment objectives and related restrictions.

Mackenzie

Compensation. SIMC pays Mackenzie a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Mackenzie and SIMC. Mackenzie pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended December 31, 2019.

Mackenzie’s portfolio managers are paid fixed and variable compensation. Such variable compensation is calculated by reference to: the investment performance the portfolio managers achieve across all relevant accounts in a given strategy as compared to the investment performance generated by peer investment managers in similar strategies.

Ownership of Fund Shares. As of December 31, 2019, Mackenzie’s portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of December 31, 2019, in addition to the Large Cap Disciplined Equity Fund, Mackenzie’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Arup Datta, CFA	XX	$	XX	XX	$	XX	XX	$	XX
Nicholas Tham, CFA	XX	$	XX	XX	$	XX	XX	$	XX
Denis Suvorov, CFA	XX	$	XX	XX	$	XX	XX	$	XX
Haijie Chen, PhD., CFA	XX	$	XX	XX	$	XX	XX	$	XX

†  Mackenzie utilizes a team-based approach to portfolio management, and each of the portfolio managers listed in the table is jointly responsible for the management of a portion of the accounts listed in each category.

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Disciplined Equity Fund which may have different investment guidelines and objectives. In addition to the Large Cap Disciplined Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Mackenzie’s management of the Large Cap Disciplined Equity Fund and other accounts, which, in theory, may allow Mackenzie to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity Fund. This conflict of interest may be exacerbated to the extent that Mackenzie or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Large Cap Disciplined Equity Fund. Mackenzie (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Disciplined Equity Fund. To the extent a particular investment is suitable for both the Large Cap Disciplined Equity Fund and the other accounts, such investments will be allocated between the Large Cap Disciplined Equity Fund and the other accounts in a manner that Mackenzie determines is fair and equitable under the circumstances to all clients, including the Large Cap Disciplined Equity Fund.

To address and manage these potential conflicts of interest, Mackenzie has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

QMA

Compensation.  SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended June 30, 2019.

QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Large Cap Disciplined Equity Fund (or any other individual account managed by QMA) or the value of the assets of the Large Cap Disciplined Equity Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

Ownership of Fund Shares. As of June 30, 2019, QMA’s portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Large Cap Disciplined Equity Fund, QMA’s portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles†				Other Accounts††
Portfolio Manager	Number of Accounts**		Total Assets (in millions)		Number of Accounts**		Total Assets (in millions)		Number of Accounts**		Total Assets (in millions)
Peter Xu, Ph.D.	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Devang Gambhirwala	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

†  “QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles.

††  “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

Conflicts of Interest. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•                  Elimination of the conflict;

•                  Disclosure of the conflict; or

•                  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s Standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•                  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, because fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•                  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•                  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•                  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•                  Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•                  Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•                  Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

QMA’s Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel’s pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA’s investment strategies are team -managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities, and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above,

QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.

Conflicts Related to QMA’s Affiliations

•                  Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation, contract, or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required under certain regulations to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Large Cap Disciplined Equity Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Large Cap Disciplined Equity Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Large Cap Disciplined Equity Fund and reviewed by the independent board members of the Large Cap Disciplined Equity Fund.

Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates

QMA, Prudential Financial, Inc., The Prudential Insurance Company of America and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.

Certain of QMA’s employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor because increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA’s Trade Management Oversight Committee.

Conflicts Arising Out of Certain Vendor Agreements.

QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients. QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (“PGIM”), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance that QMA will be able to obtain advantageous fee rates from a given provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

RWC

Compensation. SIMC pays RWC a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between RWC and SIMC. RWC pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

The heads of the investment team are employees of RWC and are compensated via a share in the management fees and, where applicable, the performance fees generated by the funds managed directly by them. They are also incentivised through equity participation in RWC Partners Limited. The remaining investment team members are typically paid a salary and discretionary bonus, allocated to them by the heads of the investment team from the management and performance fee share.

Ownership of Fund Shares. As of June 30, 2019, RWC’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts.  As of June 30, 2019, in addition to the Emerging Markets Equity Fund, RWC’s portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
James Johnstone	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
John Malloy	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Emerging Markets Equity Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Emerging Markets Equity Fund as well as for any of the other accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Emerging Markets Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Emerging Markets Equity Fund, may track the same benchmarks or indexes as the Emerging Markets Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Emerging Markets Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Emerging Markets Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Emerging Markets Equity Fund. RWC or the Portfolio Managers may have a potential conflict of interest in allocating time and activity between the Emerging Markets Equity Fund and other client accounts. In addition, RWC and its officers and employees may have investments of their own in these other client accounts. To address and manage these potential conflicts of interest, RWC has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, and reviews are carried out by the compliance team.

WCM

Compensation. SIMC pays WCM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between WCM and SIMC. WCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2019.

WCM’s portfolio managers are compensated with a fixed base salary and share in the profitability of WCM from their equity ownership. Gregory Ise and Michael Tian also receive a portion of the revenue generated by the strategies for which they serve as portfolio manager. On occasion, WCM has agreed to a performance-based fee arrangement. In these arrangements, the fee is generally the greater of a “base” component or a “performance” component as measured against a benchmark. Performance fees are charged only in compliance with Rule 205-3 under the Advisers Act, as amended and only to “qualified clients” as defined in that rule. Portfolio managers’ compensation arrangements are not directly linked to any such arrangement.

Ownership of Fund Shares. As of June 30, 2019, WCM’s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2019, in addition to the Emerging Markets Equity Fund, WCM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Sanjay Ayer	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Peter J. Hunkel	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Gregory S. Ise**	XX		$	XX	XX		$	XX	XX		$	XX
Michael Z. Tian**	XX		$	XX	XX		$	XX	XX		$	XX
Michael B. Trigg	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees (including performance-based fees) as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. WCM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. WCM seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics that contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the “Distributor”) serves as each Fund’s distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust. The Distribution Agreement is reviewed and approved at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any such party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days’ notice by the Trust’s Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds’ shares.

Distribution Expenses Incurred by Adviser. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may, from time to time, provide certain financial institutions, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources and are not charged to the Funds.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

The table below sets forth the gross income received by certain Funds from securities lending activities during the fiscal year ended May 31, 2020. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

Large Cap Disciplined Equity Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$	XX
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$	XX
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$	XX
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$	XX
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities	$	XX
Net Income from securities lending activities	$	XX

Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (“Goldman Sachs”) acts as securities lending agent for certain Funds.

The services provided by Goldman Sachs include facilitating the lending of the Funds’ available securities to approved borrowers and negotiating the terms and conditions of each loan with a borrower; investing any collateral received in connection with securities loaned until contrary instructions are received by the lender;  marking to market on a daily basis; monitoring the marked value of the collateral delivered in connection with a securities loan and requesting sufficient margin be delivered; and instructing a borrower to return loaned securities at the termination of a loan.

[During the most recent fiscal year, the Emerging Markets Equity Fund did not engage in securities lending.]

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds’ Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements annually, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds’ other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are nine members of the Board, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, the Governance Committee and the Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. There are currently 27 Funds in the Trust and 99 funds in the Fund Complex (as described below).

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees(1) (since 1995) — President and Chief Executive Officer of the Trust since 2005.SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP.  Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

WILLIAM M. DORAN (Born: 1940)—Trustee(1) (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments-Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (Born: 1942)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant at Newfound Consultants Inc. from April 1997 to December 2011. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from February 1996 to May 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

NINA LESAVOY (Born: 1957)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

(1)         Messrs. Nesher and Doran are Trustees deemed to be “interested persons” (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

MITCHELL A. JOHNSON (Born: 1942)—Trustee (since 2007)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2003. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron’s Inc. since August 2012. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

SUSAN C. COTE (Born: 1954)—Trustee (since 2016)—Retired since July 2015.  Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017.  Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017.  Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004.  President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.  Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008.  President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1995.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1995.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as Trustee of the Trust since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the Trust since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as Trustee of the Trust since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the Trust since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

• Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Sullivan, Williams, Johnson, Harris  and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

• Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee (also referred to as the Fair Value Committee) that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

• Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Sullivan, Williams, Johnson,Harris and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met XX (XX) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)**
Interested
Mr. Nesher	Over $100,000 (Large Cap Fund)	Over $100,000
Over $100,000 (Small Cap Fund)
Over $100,000 (S&P 500 Index Fund)
$10,001-$50,000 (U.S. Equity Factor Allocation Fund)
$10,001-$50,000 (Extended Market Index Fund)
Over $100,000 (Global Managed Volatility Fund)
$10,001-$50,000 (World Equity Ex-US Fund)
$1-$10,001 (Emerging Markets Equity Fund)
Over $100,000 (Core Fixed Income Fund)
$10,001-$50,000 (High Yield Bond Fund)
$10,001-$50,000 (Emerging Markets Debt Fund)
$50,001-$100,000 (Real Return Fund)
Over $100,000 (Limited Duration Bond Fund)
$10,001-$50,000 (Dynamic Asset Allocation Fund)
$50,001-$100,000 (Multi-Asset Real Return Fund)
Mr. Doran	Over $100,000 (Large Cap Fund)	Over $100,000
Over $100,000 (Small Cap Fund)
Over $100,000 (World Equity Ex-US Fund)
Over $100,000 (High Yield Bond Fund)
Independent
Mr. Sullivan	None	Over $100,000
Ms. Lesavoy	None	$50,001-$100,000
Mr. Williams	None	$50,001-$100,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None
Mr. Taylor	None	None
Ms. Reynolds(1)	None	None

*  Valuation date is December 31, 2019.

**  The Fund Complex currently consists of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

(1)  Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0

Independent
Mr. Sullivan	$	XX	$	XX	$	XX	$	XX
Ms. Lesavoy	$	XX	$	XX	$	XX	$	XX
Mr. Williams	$	XX	$	XX	$	XX	$	XX
Mr. Johnson	$	XX	$	XX	$	XX	$	XX
Mr. Harris	$	XX	$	XX	$	XX	$	XX
Ms. Cote	$	XX	$	XX	$	XX	$	XX
Mr. Taylor	$	XX	$	XX	$	XX	$	XX
Ms. Reynolds(1)	$	XX	$	XX	$	XX	$	XX

(1)  Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Institutional Investments Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his services. The Trust’s Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER RODRIGUEZ (Born: 1962)—Controller and Chief Financial Officer (since 2020)—Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.

GLENN R. KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

RUSSELL EMERY (Born: 1962)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief

Compliance Officer of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

AARON C. BUSER (Born: 1970)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney at Stark & Stark (law firm) from March 2004 to July 2007.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRIDGET E. SUDALL (Born: 1980)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)—Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund’s best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the “Procedures”). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a “Client”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Committee”). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Proxy Guidelines. For example, the Proxy Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting (and for management proposals to do so) and shareholder social, workforce and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Proxy Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service’s recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client’s consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator’s determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust’s net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Funds’ securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds’ Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

[TAXES to be updated]

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as a Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or greater voting interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Net capital losses that arose in taxable years that began on or before December 22, 2010 (“Pre-2011

Losses”) can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require Post-2010 Losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by a Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF, underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. The investment strategies of certain Funds may limit their ability to make distributions eligible to be reported as qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The investment strategies of certain Funds may limit their ability to make distributions eligible for the dividends-received deduction.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sale or Exchange of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. The requirement to only report the gross proceeds from the sale of a Fund’s shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund’s ability to recognize losses, and, in limited cases, subject to the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

Certain derivative investment by the Funds, such as exchange-traded products (including exchange-traded commodity pools) and OTC derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts that are securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the “Qualifying Income Test” described above in the paragraph discussing the requirements for qualification as a RIC. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

A Fund’s transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Each Fund must make certain distributions in order to qualify as a RIC and the timing of and character of transactions such as foreign currency-related gains and losses may result in a Fund paying a distribution treated as a return of capital. Such a distribution is nontaxable to the extent of the recipient’s basis in its shares. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” (“QEF”) the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Pursuant to recently issued Treasury regulations, amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects to include the market discount in income as it accrues as discussed above.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers.  This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury Regulations on which the Funds may rely, distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income for purposes of satisfying the Qualifying Income Test for qualification as a RIC. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10 percent of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. As described in more detail above under “Taxes - Qualification as a Regulated Investment Company and Taxation of the Funds” a Fund may be able to cure a failure to meet the qualifying income requirement in certain circumstances, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

[Each of the Commodity Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Commodity Funds’ investment in their respective Subsidiary is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The IRS has recently issued final regulations pursuant to which the “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is “qualifying income” to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund’s business of investing in stock, securities or currencies.  Each Commodity Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund’s business of investing in stock, securities or currencies. Each Commodity Fund may rely on such final regulations for taxable years beginning after the issuance of such proposed regulations on September 28, 2016.  Accordingly, each Commodity Fund expects its “Subpart F” income attributable to its investment in a Subsidiary to be treated as “qualifying income.”  The Adviser will carefully monitor the Commodity Funds’ investments in their respective Subsidiary to ensure that no more than 25% of the Commodity Funds’ assets are invested in its Subsidiary.]

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) a Fund invests in residual interests of REMICs; (ii) a Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from his or her retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor regarding the federal, state and local tax implications of investing in Fund shares.

Backup Withholding. A Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a “qualified short-term capital gain dividend,” which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard. In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust’s policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

It is expected that the Funds may execute a substantial portion of their brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s expenses. The Trustees, including those who are not “interested persons” (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority (“FINRA”), and in accordance with applicable SEC guidance.

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the advisers under the Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases, the advisers receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, an adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while an adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, an adviser faces a potential conflict of interest, but an adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The advisers, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund’s portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the “CR Program”). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund’s portfolio transactions through the CR Program. Under the CR Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the CR Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Prospectus, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund’s total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the CR Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the CR Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in the Sub-Adviser(s) in the Fund or a reallocation of assets among the Fund’s Sub-Adviser(s). An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds’ brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2018, 2019 and 2020, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to the Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2018	2019	2020		2018	2019	2020		2020		2020
Large Cap Disciplined Equity Fund	$2,744	$1,981	$	XX	$206	$67	$	XX	XX	%	XX	%
Emerging Markets Equity Fund	$2,474	$1,032	$	XX	$0	$0	$	XX	XX	%	XX	%

The portfolio turnover rate for the Large Cap Disciplined Equity Fund and Emerging Markets Equity Fund for the fiscal years ended May 31, 2019 and 2020 was as follows:

	Turnover Rate
Fund	2018	2019
Large Cap Disciplined Equity Fund	125%	XX	%
Emerging Markets Equity Fund	59%	XX	%

[For some of the Funds, turnover increased or decreased in the fiscal year 2019 as compared to the fiscal year 2020.]

The Trust is required to identify any securities of its “regular broker dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2020:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Disciplined Equity Fund	[XX]	[XX]	[XX]
Emerging Markets Equity Fund	[XX]	[XX]	[XX]

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds’ portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the “Portfolio Holdings Website”). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds’ Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds’ third-party independent pricing agents, the Funds’ legal counsel and the Funds’ independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. Beginning April 30, 2019, the Funds will cease to disclose their holdings on Form N-Q. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION

An unaudited balance sheet for the Funds can be obtained on the Internet at the following address: http://www.seic.com/prospectus (the access code for this information is SIIT-BAL). This unaudited balance sheet reflects figures from the previous month end. The information will be updated on the last day of each month, with the exception of May 31 (Annual Report date) and November 30 (Semi-Annual Report date).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights.

The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or this SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September [XX], 2020, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Disciplined Equity Fund—Class A Shares
[XX]	[XX]	[XX]%
Emerging Markets Equity Fund—Class A Shares
[XX]	[XX]	[XX]%

MASTER/FEEDER OPTION

The Trust may, in the future, seek to achieve any Fund’s investment objective by investing all of that Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

[DISCLAIMER]

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company’s publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds generally or the Fund specifically or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust, as licensee, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CUSTODIANS

U.S. Bank National Association (“U.S. Bank”), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap Disciplined Equity Fund. Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Emerging Markets Equity Fund. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s, S&P’s, and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

The nature of and provisions of the financial obligation; and the promise S&P imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated

grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.  For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk.  ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk.  ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

SEI INSTITUTIONAL INVESTMENTS TRUST PART C. OTHER INFORMATION

Item 28.   Exhibits:

(a)  Registrant’s Declaration of Trust, dated March 1, 1995

(b)  Amended and Restated By-Laws, dated September 15, 2015

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated June 14, 1996, between the Trust and SEI Investments Management Corporation (“SIMC”) (formerly “SEI Financial Management Corporation”)

(d)(2)  Amended Schedule B, as last revised December 5, 2017, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC

(d)(3)  Investment Advisory Agreement, dated March 27, 2013, between DAA Commodity Strategy Ltd. and SIMC

(d)(4)  Investment Advisory Agreement, dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(5)  Amendment, dated September 23, 2014, to the Investment Advisory Agreement for the MARR Commodity Strategy Subsidiary Ltd., dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(6)  Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity and World Equity Ex-US Funds

(d)(7)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(8)  Amended Schedules A and B, as last revised June 30, 2016, to the Investment Sub-Advisory Agreement, dated April 2, 2009, as amended January 6, 2012, between SIMC and Acadian Asset Management LLC with respect to the World Equity Ex-US, Screened World Ex-US and Global Managed Volatility Funds

(d)(9)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Fund

(d)(10)  Amendment, dated September 20, 2013, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP

(d)(11)  Amended Schedules A and B, as last revised March 28, 2018, to the Investment Sub-Advisory Agreement, dated July 1, 2013, as amended September 20, 2013, between SIMC and AJO, LP with respect to the Large Cap and Large Cap Disciplined Equity Fund

(d)(12)  Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return Fund

(d)(13)  Amendment, dated September 14, 2011, and Amended Schedules A and B, as last revised September 14, 2011, to the Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return Fund

(d)(14)  Amended Schedules A and B, as last revised September 13, 2018, to the Investment Sub-Advisory Agreement, dated June 22, 2011, as amended September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Emerging Markets Equity and World Equity Ex-US Funds

(d)(15)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund

(d)(16)  Amended Schedules A and B, as last revised June 28, 2017, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Opportunistic Income Funds

(d)(17)  Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC (f/k/a Arrowpoint Asset Management, LLC) with respect to the Small/Mid Cap Equity Fund

(d)(18)  Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC with respect to the Small Cap II and Small/Mid Cap Equity Funds

(d)(19)  Investment Sub-Advisory Agreement, dated April 18, 2017, between SIMC and AS Trigon Asset Management with respect to the World Select Equity Fund

(d)(20)  Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom International Investors LLC with respect to the Small/Mid Cap Equity Fund

(d)(21)  Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom International Investors LLC with respect to the Small Cap and Small/Mid Cap Equity Funds

(d)(22)  Investment Sub-Advisory Agreement, dated March 26, 2014, between SIMC and Baillie Gifford Overseas Ltd with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(23)  Amended Schedule B, as last revised January 13, 2016, to the Investment Sub-Advisory Agreement, dated March 26, 2014, between SIMC and Baillie Gifford Overseas Ltd with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(24)  Investment Sub-Advisory Agreement, dated February 1, 2019, between SIMC and Benefit Street Partners L.L.C. with respect to the High Yield Bond Fund

(d)(25)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(26)  Amendment, dated December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(27)  Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and Cardinal Capital Management, L.L.C. with respect to the Small/Mid Cap Equity Fund

(d)(28)  Investment Sub-Advisory Agreement, dated June 30, 2014, between SIMC and Causeway Capital Management LLC with respect to the Emerging Markets Equity Fund

(d)(29)  Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Ceredex Value Advisors LLC, with respect to the Large Cap Disciplined Equity Fund

(d)(30)  Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap Fund

(d)(31)  Amended Schedules A and B, as last revised December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap and Large Cap Disciplined Equity Funds

(d)(32) Investment Sub-Advisory Agreement, dated September 20, 2018, between SIMC and Colchester Global Investors Limited with respect to the Emerging Markets Debt Fund

(d)(33) Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Copeland Capital Management, LLC with respect to the Small/Mid Cap Equity and Small Cap II Funds

(d)(34)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(35)  Amended Schedule B, as last revised March 24, 2015, to the Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(36)  Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Falcon Point Capital, LLC with respect to the Small Cap Fund

(d)(37)  Amended Schedules A and B, as last revised June 28, 2016, to the Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Falcon Point Capital, LLC with respect to the Small Cap Fund

(d)(38)  Investment Sub-Advisory Agreement, dated March 28, 2017, between SIMC and Fiera Capital Inc.

(d)(39)  Amended Schedules A and B, as last revised June 26, 2018, to the Investment Sub-Advisory Agreement, dated March 28, 2017, between SIMC and Fiera Capital Inc. with respect to the World Select Equity Fund

(d)(40)  Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and Fondsmaeglerselskabet Maj Invest A/S with respect to the World Select Equity Fund

(d)(41)  Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Fred Alger Management, Inc. with respect to the Large Cap Fund

(d)(42)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration Fund

(d)(43)  Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(44)  Investment Sub-Advisory Agreement, dated April 13, 2017, between SIMC and Intech Investment Management LLC with respect to the World Select Equity Fund

(d)(45) Form of Investment Sub-Advisory Agreement, dated July 1, 2020, between SIMC and Jackson Creek Investment Advisors LLC, with respect to the Small/Mid Cap Equity Fund (filed herewith)

(d)(46)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(47)  Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(48)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(49)  Investment Sub-Advisory Agreement, dated June 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration Fund

(d)(50)  Amended Schedules A and B, as last revised March 28, 2012, to the Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(51)  Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and J O Hambro Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds

(d)(52) Amended Schedules A and B, as last revised June 24, 2020, to the Investment Sub-Advisory Agreement, dated July 27, 2017, between SIMC and J O Hambro Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds (filed herewith)

(d)(53)  Investment Sub-Advisory Agreement, dated June 22, 2016, between SIMC and KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.) with respect to the Emerging Markets Equity Fund

(d)(54)  Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund

(d)(55)  Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(56)  Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and LMCG, LLC (f/k/a Lee Munder Capital Group, LLC)

(d)(57)  Amended Schedules A and B, as last revised December 5, 2017, to the Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) with respect to the Small Cap II Fund

(d)(58) Investment Sub-Advisory Agreement, dated March 25, 2020, between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small Cap and Small Cap II Funds (filed herewith)

(d)(59)  Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap Fund

(d)(60)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund

(d)(61)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility Fund

(d)(62)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(63)  Amended Schedule A, as last revised December 6, 2016, to the Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(64)  Amended Schedule B, as last revised April 2, 2018, to the Investment Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(65)  Schedule C, as last revised July 1, 2003, to the Investment Sub-Advisory Agreement, dated June 14, 1996, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(66)  Investment Sub-Advisory Agreement, dated April 3, 2019, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity Fund

(d)(67) Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 3, 2020, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity and Large Cap Disciplined Equity Funds (filed herewith)

(d)(68)  Investment Sub-Advisory Agreement, dated August 13, 2013, between SIMC and Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC) with respect to the Opportunistic Income Fund

(d)(69)   Investment Sub-Advisory Agreement, dated June 26, 2018, between SIMC and Mar Vista Investment Partners with respect to the Large Cap Fund

(d)(70)  Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Marathon Asset Management, L.P. with respect to the Emerging Markets Debt Fund

(d)(71)  Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund

(d)(72)   Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.)

(d)(73)  Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the Screened World Equity Ex-US Fund

(d)(74)  Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedules A and B, as last revised March 25, 2005, between SIMC and McKinley Capital Management, LLC with respect to the World Equity Ex-US Fund

(d)(75)  Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC with respect to the Screened World Equity Ex-US Fund

(d)(76)  Amended Schedules A and B, as last revised March 25, 2005, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended December 12, 2011, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity and World Equity Ex- US Funds

(d)(77)  Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC (f/k/a Logan Circle Partners, L.P.) with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Bond Funds

(d)(78)  Amendment, dated September 11, 2019, and amended Schedule B, as last revised September 11, 2019, to the Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond, Intermediate Duration Bond and Core Fixed Income Funds

(d)(79)  Amended Schedule A, as last revised June 26, 2018, to the Investment Sub-Advisory Agreement, dated September 15, 2017, as amended September 11, 2019, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Credit, Intermediate Duration Credit and Core Fixed Income Funds

(d)(80)  Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Metropole Gestion SA with respect to the World Select Equity Fund

(d)(81)  Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(82)  Amended Schedules A and B, as last revised March 31, 2016, to the Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income, Long Duration Bond, Long Duration Corporate Bond and Limited Duration Bond Funds

(d)(83)  Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC (f/k/a/ Neuberger Berman Fixed Income LLC) with respect to the Emerging Markets Debt Fund

(d)(84)  Amendment, dated January 1, 2016, to the Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(85)  Amended Schedule B, as last revised November 1, 2018, to the Investment Sub-Advisory Agreement, dated December 12, 2013, as amended January 1, 2016, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(86)  Investment Sub-Advisory Agreement, dated March 16, 2020, between SIMC and Ninety One UK Ltd., with respect to the Emerging Markets Debt Fund (filed herewith)

(d)(87)  Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Poplar Forest Capital LLC with respect to the World Select Equity Fund

(d)(88)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and QMA LLC (f/k/a Prudential Investment Management, Inc.)

(d)(89)  Amendment, dated January 23, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and QMA LLC with respect to the Large Cap Disciplined Equity Fund

(d)(90) Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and QMA LLC with respect to the Large Cap Disciplined Equity Fund

(d)(91)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended January 23, 2012, between SIMC and QMA LLC with respect to the Large Cap Disciplined Equity Fund

(d)(92)  Form of Investment Sub-Advisory Agreement between SIMC and QS Investors, LLC with respect to the Multi-Asset Real Return Fund (filed herewith)

(d)(93)  Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Rhicon Currency Management Pte Ltd with respect to the World Select Equity Fund

(d)(94)  Investment Sub-Advisory Agreement, dated January 31, 2020, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund (filed herewith)

(d)(95)  Investment Sub-Advisory Delegation Agreement, dated January 31, 2020, between SIMC, RWC Asset Advisors (US) LLC and RWC Asset Management LLP with respect to the Emerging Markets Equity Fund  (filed herewith)

(d)(96)  Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Schafer Cullen Capital Management with respect to the Large Cap Fund

(d)(97)  Investment Sub-Advisory Agreement, dated September 16, 2016, between SIMC and Schroder Investment Management North America, Inc. with respect to the Opportunistic Income Fund

(d)(98)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and Snow Capital Management, L.P. with respect to the Small Cap II Fund

(d)(99)  Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and Sompo Japan Nipponkoa Asset Management Co., Ltd. with respect to the World Select Equity Fund

(d)(100)  Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index Fund

(d)(101)  Amended Schedule A, as last revised December 10, 2013, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation and S&P 500 Index Funds

(d)(102)  Amended Schedule B, as last revised March 28, 2017, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation, and S&P 500 Index Funds

(d)(103)  Investment Sub-Advisory Agreement, dated April 1, 2006, between SIMC and Stone Harbor Investment Partners LP with respect to the Emerging Markets Debt Fund (filed herewith)

(d)(104)  Investment Sub-Advisory Agreement, dated April 11, 2018, between SIMC and T. Rowe Price Group, Inc. with respect to the High Yield Bond Fund

(d)(105) Amended Schedule B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 11, 2018 between SIMC and T. Rowe Price Group Inc. with respect to the High Yield Bond Fund (filed herewith)

(d)(106)  Investment Sub-Advisory Agreement, dated April 11, 2017, between SIMC and Towle & Co with respect to the World Select Equity Fund

(d)(107)  Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(108)  Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(109)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP

(d)(110)  Amended Schedules A and B, as last revised December 21, 2010, to the Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP with respect to the Opportunistic Income (f/k/a Enhanced LIBOR Opportunities) and Ultra Short Duration Bond Funds

(d)(111)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund

(d)(112)  Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Wells Capital Management, Inc. with respect to the World Equity Ex-US Fund

(d)(113)  Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Wells Capital Management, Inc. with respect to the World Equity Ex-US, Screened World Equity Ex-US, U.S. Managed Volatility and Global Managed Volatility Funds (filed herewith)

(d)(114) Form of Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund (filed herewith)

(d)(115)  Form of Investment Sub-Advisory Agreement  between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund (filed herewith)

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. (“SIDCo.”)

(e)(2)  Amended Schedule A, as last revised December 5, 2017, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SIDCo.

(f)  Not Applicable.

(g)(1)  Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(2)  Amendment, dated October 26, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(3)  Amendment, dated December 6, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(4)  Schedule of Global Custody Services and Charges, dated June 26, 2018, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co.

(g)(5)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association

(g)(6)  Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association

(g)(7)  Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) (“SIGFS”)

(h)(2)  Amendment No. 1, dated March 27, 2013, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, with Amended Schedule D, as revised March 27, 2012, between the Trust and SIGFS

(h)(3)  Amended Schedule D, as last revised October 25, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SIGFS

(i)  Opinion and Consent of Counsel (to be filed by future amendment)

(j)  Consent of Independent Registered Public Accounting Firm (to be filed by future amendment)

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated November 14, 2001, as approved September 16, 2002

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SIMC, dated June 30, 2018

(p)(2)  The Code of Ethics for SIDCo., dated November 26, 2018

(p)(3)  The Code of Ethics for SIGFS, dated January 2018

(p)(4)  The Code of Ethics for SEI Institutional Investments Trust, as last revised March 2020 (filed herewith)

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated January 2016

(p)(6)  The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP), dated April 11, 2018

(p)(7)  The Code of Ethics for AllianceBernstein L.P., dated January 2020 (filed herewith)

(p)(8)  The Code of Ethics for Ares Management LLC, dated January 15, 2008

(p)(9)  The Code of Ethics for ArrowMark Colorado Holdings, LLC, dated September 2017

(p)(10)  The Code of Ethics for AS Trigon Asset Management, dated January 2017

(p)(11)  The Code of Ethics for Axiom International Advisors LLC, dated August 2015

(p)(12)  The Code of Ethics for Baillie Gifford Overseas Ltd, dated March 2020 (filed herewith)

(p)(13)  The Code of Ethics for Benefit Street Partners L.L.C.

(p)(14)  The Code of Ethics for Brigade Capital Management, LP

(p)(15)  The Code of Ethics for Cardinal Capital Management, L.L.C., dated June 2015

(p)(16)  The Code of Ethics for Causeway Capital Management LLC, dated June 3, 2019 (filed herewith)

(p)(17)  The Code of Ethics for Ceredex Value Advisors LLC, dated October 1, 2017

(p)(18)  The Code of Ethics for Coho Partners, Ltd., dated November 1, 2016

(p)(19)  The Code of Ethics for Colchester Global Investors Ltd, dated June 2019 (filed herewith)

(p)(20)  The Code of Ethics for Copeland Capital Management, LLC, dated October 2018

(p)(21)  The Code of Ethics for EAM Investors, LLC, dated June 25, 2015

(p)(22)  The Code of Ethics for Falcon Point Capital, LLC

(p)(23)  The Code of Ethics for Fiera Capital Inc., dated January 2020 (filed herewith)

(p)(24)  The Code of Ethics for Fondsmaeglerselskabet Maj Invest A/S, dated June 9, 2017

(p)(25)  The Code of Ethics for Fred Alger Management, Inc, dated October 2019 (filed herewith)

(p)(26)  The Code of Ethics for Income Research & Management, dated January 15, 2015

(p)(27)  The Code of Ethics for Investec Asset Management Ltd., the parent company of Investec Asset Management US Ltd., dated October 2012

(p)(28)  The Code of Ethics for J.P. Morgan Investment Management Inc., dated November 18, 2008

(p)(29)  The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC, dated March 15, 2012

(p)(30)  The Code of Ethics for Jennison Associates LLC, dated November 2018

(p)(31)  The Code of Ethics for J O Hambro Capital Management Limited, dated February 2013

(p)(32)  The Code of Ethics for KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.), dated 2018

(p)(33)  The Code of Ethics for Legal & General Investment Management America Inc., dated October 2018

(p)(34)  The Code of Ethics for LMCG Investments, LLC (f/k/a Lee Munder Investments Ltd. and Lee Munder Capital Group, LLC), dated May 2013

(p)(35)  The Code of Ethics for LSV Asset Management, dated November 29, 2017

(p)(36)  The Code of Ethics for Mackenzie Investments Corporation, dated October 2012

(p)(37)  The Code of Ethics for Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC), dated September 1, 2013

(p)(38)  The Code of Ethics for Mar Vista Investment Partners, dated March 31, 2018

(p)(39)   The Code of Ethics for Marathon Asset Management, L.P., dated May 2017

(p)(40)  The Code of Ethics for Martingale Asset Management, L.P., dated January 1, 2017

(p)(41)  The Code of Ethics for McKinley Capital Management, LLC, dated January 1, 2011

(p)(42)  The Code of Ethics for MetLife Investment Management, LLC, dated January 9, 2018

(p)(43)  The Code of Ethics for Metropole Gestion SA, dated December 2016

(p)(44)   The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated March 3, 2016

(p)(45)  The Code of Ethics for Neuberger Berman Investment Advisors LLC, dated January 2016

(p)(46)  The Code of Ethics for Poplar Forest Capital LLC, dated May 1, 2017

(p)(47)  The Code of Ethics for QMA LLC, dated January 9, 2017

(p)(48)  The Code of Ethics for QS Investors, LLC, dated January 2019

(p)(49)  The Code of Ethics for Rhicon Currency Management Pte Ltd

(p)(50)  The Code of Ethics for RWC Asset Advisors (US) LLC, dated March 2013

(p)(51)  The Code of Ethics for Schafer Cullen Capital Management, dated March 31, 2017

(p)(52)  The Code of Ethics for Schroder Investment Management North America Inc., dated February 2018

(p)(53)  The Code of Ethics for Snow Capital Management, L.P., dated April 6, 2020

(p)(54)  The Code of Ethics for Sompo Japan Nipponkoa Asset Management Co., Ltd., dated October 2019 (filed herewith)

(p)(55)  The Code of Ethics for SSGA Funds Management, Inc., dated November 2015

(p)(56)  The Code of Ethics for Stone Harbor Investment Partners LP, dated January 2016

(p)(57)  The Code of Ethics for T. Rowe Price Group, Inc., dated December 1, 2019 (filed herewith)

(p)(58)  The Code of Ethics for Towle & Co, dated November 2018

(p)(59)  The Code of Ethics for WCM Investment Management, LLC, dated December 31, 2013

(p)(60)  The Code of Ethics for Wellington Management Company LLP, dated July 1, 2016

(p)(61)  The Code of Ethics for Wells Capital Management Incorporated, dated 2018

(p)(62)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated September, 2006

(q)(1)  Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James Hoffmayer, Mitchell A. Johnson, George J. Sullivan, Jr., James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote

(q)(2)  Power of Attorney, dated March 26, 2018, for James B. Taylor

(q)(3)  Power of Attorney, dated December 4, 2019, for Christine Reynolds (filed herewith)

Item 29.

See  the Prospectus and  Statement of Additional Information filed  herewith regarding the Trust’s control  relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant, SIDCo,  and other  corporations engaged  in providing various  financial and record  keeping  services, primarily to bank trust departments, pension  plan sponsors and investment managers.

Item 30.   Indemnification:

Article  VIII  of the Agreement and  Declaration of Trust  is filed  as Exhibit  1 to the  Registration Statement. Insofar  as indemnification for liabilities arising  under  the Securities Act of 1933,  as amended (the “1933 Act”) may be permitted to trustees,  directors, officers  and controlling persons  of the Registrant by the Registrant pursuant to the Declaration of Trust  or otherwise, the Registrant is aware  that,  in the opinion  of the Securities and  Exchange Commission, such  indemnification  is against  public  policy  as expressed in the 1933 Act and therefore is unenforceable. In the event  that a claim  for indemnification against  such liabilities (other than the payment by the Registrant of expenses incurred  or paid by trustees, directors, officers  or controlling persons  of the Registrant in connection with the successful defense  of any act, suite or proceeding) is asserted  by such trustees,  directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion  of its counsel  the matter has been settled  by controlling precedent, submit  to a court  of appropriate jurisdiction the question whether  such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.   Business and Other Connections  of the Investment Adviser and Sub-Advisers:

The  following tables  describe  other  business, profession, vocation or employment of a substantial nature  in which  each director  or principal officer of the Adviser  and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged  for his own account  or in the capacity  of director, officer, employee, partner  or trustee. The Adviser  and each Sub-Adviser’s table was provided to the Registrant by the Adviser  or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments  Management  Corporation

SEI Investments Management Corporation (“SIMC”) is the Adviser  for the Registrant’s Funds. The principal business address  of SIMC  is One Freedom Valley  Drive,  Oaks, Pennsylvania 19456.  SIMC  is a registered investment adviser  under  the Investment Advisers Act  of 1940,  as amended (the  “Advisers Act”).

Unless  otherwise noted,  the address  of all the companies listed below  is One Freedom Valley  Drive, Oaks,  Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary

	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President
Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Global (Cayman), Limited	Director
Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President

Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Aaron Buser Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President
Brian Vrabel Vice President & Assistant Secretary	SEI Funds, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President

Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
Marcia Noa Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
Teresa Curley Vice President & FATCA Responsible Officer	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Acadian Asset Management  LLC

Acadian Asset Management LLC (“Acadian”) is a Sub-Adviser for the Registrant’s World Equity Ex- US, Screened World Equity  Ex-US  and Global  Managed Volatility Funds. The principal business address of Acadian  is 260 Franklin Street, Boston,  Massachusetts 02110. Acadian  is a registered investment adviser under  the Advisers Act.

Name and Position with Investment Advisor	Name of Other Company	Connection with Other Company
John Chisholm, co-CEO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Japan) Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Ross Dowd, co-CEO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Japan) Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Japan) Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Brendan Bradley, Executive Vice President, CIO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Japan) Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Kelly Young, Senior Vice President Director, International Client Group	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Japan) Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Guang Yang, Member of Board of Managers

Director, Chief Executive Officer - BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Director, Chief Executive Officer - BrightSphere Inc. (a holding company);
Acadian Asset Management LLC (an investment advisor); Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Landmark Partners LLC (an investment adviser)

Affiliated Directorships
Suren Rana, Member of Board of Managers

Executive Vice President, Chief Financial Officer - BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Executive Vice President, Chief Financial Officer - BrightSphere Inc. (a holding company); Acadian Asset Management LLC (an investment advisor);
Campbell Global, LLC (an investment advisor); Copper Rock Capital Partners LLC (an investment advisor); Thompson, Siegel & Walmsley, LLC (an investment advisor)

Affiliated Directorships
Meghan Driscoll, Member of Board of Managers	Acadian Asset Management LLC (an investment adviser); Investment Counselors of Maryland, LLC (an investment adviser); Landmark Partners LLC (an investment adviser)	Affiliated Directorships

AJO, LP

AJO, LP (“AJO”), is a Sub-Adviser for the Registrant’s Large Cap and Large Cap Disciplined Equity Funds. The principal business address  of AJO is 230 South  Broad  Street,  20th Floor,  Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser  under the Advisers Act.

During the last two fiscal years, no director, officer or partner of AJO has engaged  in any other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer,  employee, partner  or trustee.

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) is a Sub-Adviser for the Registrant’s World Equity Ex-US, Emerging Markets Equity and Multi-Asset Real Return Funds. AllianceBernstein L.P. is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Equitable Holdings, Inc., is a general partner. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through  the date hereof,  is incorporated by reference.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul L. Audet Director	Symmetrical Ventures New York, NY	Founder and Managing Member
Seth P. Bernstein Director, President and Chief Executive Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	President and Chief Executive Officer
Ramon de Oliveira Director	AXA 25 avenue Matignon	Director
	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chairman and Director
	Investment Audit Practice, LLC New York, NY	Managing Director
Jeffrey Hurd Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Chief Operating Officer
Daniel G. Kaye Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
Nick Lane Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management
Kristi Matus Director	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	President
	Thomas H. Lee Partners Boston, MA	Executive Advisor
Das Narayandas Director	Harvard Business School Cambridge, MA	Edsel Bryant Ford Professor of Business Administration
Mark Pearson Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Director, President and Chief Executive Officer
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Chairman and Chief Executive Officer
	MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
Charles Stonehill Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Director
	Green & Blue Advisors LLC New York, NY	Founding Partner

Ares Management  LLC

Ares Management LLC (“Ares  LLC”)  is a Sub-Adviser for the Registrant’s Opportunistic Income  and High Yield Bond Funds. The principal business address of Ares LLC is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares LLC is a registered investment adviser  under the Advisers Act.

During  the last  two  fiscal  years,  no director, officer  or partner  of Ares LLC  has  engaged  in any  other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee that could be considered material to the management of the Opportunistic Income and High Yield Bond Funds.

ArrowMark  Colorado Holdings, LLC

ArrowMark Colorado Holdings, LLC  (“ArrowMark”) is a Sub-Adviser for the Registrant’s  Small Cap II and Small/Mid Cap Equity  Funds.  The principal business address  of ArrowMark is 100 Fillmore Street,  Suite 325, Denver,  Colorado 80206.

During  the last two  fiscal  years,  no director, officer  or partner  of ArrowMark has engaged  in any other  business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

AS Trigon Asset Management

AS Trigon  Asset  Management (“AS  Trigon”), is a Sub-Adviser for the Registrant’s World  Select Equity  Fund. The principal business address  of AS Trigon  is Parnu  mnt 18, Tallinn,  Estonia  10141.  AS Trigon  is a registered investment adviser  under  the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mehis Raud, Portfolio Manager/Management Board Member/Partner	OÜ Fero Invest Kedriku tn 2, Pirita district, Tallinn city, Harju county, 11913	Management Board Member
Karola Sisask, Head of Legal and Compliance / Management Board Member	AS Trigon Capital Pärnu mnt 18, Tallinn city, Harju county, 10141	Head of Legal and Compliance / Member of the Supervisory Board
	AS Trigon Property Advisors Pärnu mnt 18, Tallinn city, Harju county, 10141	Member of the Supervisory Board
Veiko Visnapuu, Portfolio Manager/Partner	Smartrent OÜ Suurjärve tn 2 Rõuge alevik, Rõuge vald Võrumaa 66201	Management Board Member
	Murumotors OÜ Metsamarja tn 21, Neeme küla Jõelähtme vald Harjumaa 74226	Management Board Member
	Estilus OÜ Võlvi tn 6 Tallinn Harjumaa 10132	Management Board Member
	Astronaut Capital OÜ Võlvi tn 6 Tallinn Harjumaa 10132	Management Board Member
	4est Floors Group OÜ Võlvi tn 6 Tallinn Harju county 10132	Management Board Member
	MTÜ Eesti Äriinglite Assotsiatsioon (Estonian Business Angels Network) Pärnu mnt 148, Tallinn, Harju county 11317	Management Board Member
Jelena Rozenfeld, Portfolio Manager/Partner	Rozen Capital OÜ Tammepõllu tee 3 Haabneeme alevik, Viimsi vald, Harju county 74001	Management Board Member

Axiom International  Investors LLC

Axiom  International Investors LLC (“Axiom”) is a Sub-Adviser for the Registrant’s Small  Cap and Small/Mid Cap Equity  Funds. The principal business address  of Axiom  is 33 Benedict Place,  2nd Floor, Greenwich, Connecticut 06830. Axiom  is a registered investment adviser  under  the Advisers Act.

During  the last two fiscal  years,  no director, officer or partner  of Axiom  has engaged  in any other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Baillie Gifford Overseas Ltd

Baillie  Gifford  Overseas Ltd (“Baillie Gifford”) is a Sub-Adviser for the Registrant’s World  Equity Ex-US  and Screened World  Equity  Ex-US  Funds.  The principal business address  of Baillie  Gifford  is at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN. Baillie Gifford is a registered investment adviser  under  the Advisers Act.

During  the last two fiscal years,  no director, officer or partner  of Baillie  Gifford  has engaged  in any other  business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Benefit Street Partners L.L.C.

Benefit Street  Partners  L.L.C.  (“Benefit Street”) is a Sub-Adviser for the Registrant’s High Yield Bond Fund. The principal business address  of Benefit Street is 9 West 57th Street, Suite 4920, New York, New York 10019.  Benefit Street  is a registered investment adviser  under  the Advisers Act.

During  the last  two  fiscal  years,  no director, officer  or partner  of Benefit Street  has  engaged  in any  other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Brigade Capital Management,  LP

Brigade  Capital  Management, LP (“Brigade”) is a Sub-Adviser for the Registrant’s High Yield  Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade  is a registered investment adviser  under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Matthew Perkal Senior Analyst, Partner	Gymboree Group, Inc. 71 Stevenson Street San Francisco, CA 94105	Board of Directors
Thomas O’Shea Head of European Investments	Quinn Industrial Holdings Limited 3rd Floor, Europa House Harcourt Centre, Harcourt Street Dublin 2, Ireland	Director
	Quinn Industries Holdings Luxembourg S.a.r.l. 6, Rue Eugene Ruppert L-2453 Luxembourg	Class A Manager
Aaron Daniels General Counsel and Chief Compliance Officer, Partner	Quinn Industries Holdings Luxembourg S.a.r.l. 6, Rue Eugene Ruppert L-2453 Luxembourg	Class A Manager (Former)
Scott Hoffman Senior Analyst	Amplify Energy Corp 500 Dallas Street Suite 1700 Houston, TX 77002	Board of Directors

Cardinal Capital Management,  L.L.C.

Cardinal Capital  Management, L.L.C.  (“Cardinal”) is a Sub-Adviser for the Registrant’s Small/Mid Cap Equity Fund. The principal business address  of Cardinal is Four Greenwich Off ice Park, Greenwich, Connecticut 06831.  Cardinal is a registered investment adviser  under  the Advisers Act.

During  the last two fiscal years,  no director, officer or partner  of Cardinal has engaged  in any other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Causeway Capital Management  LLC

Causeway Capital  Management LLC (“Causeway”) is a Sub-Adviser for the Registrant’s Emerging Markets  Equity  Fund.  The  principal business address  of Causeway is 11111  Santa  Monica  Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dawn M. Vroegop Independent Manager	Brighthouse Funds Trust 200 Park Avenue New York, NY 10166	Lead Independent Director
	Driehaus Funds 25 East Erie Street Chicago, IL 60611	Independent Director

Ceredex Value Advisors LLC

Ceredex Value Advisors LLC  (“Ceredex”) is a Sub-Adviser for the Registrant’s Large Cap Disciplined Equity Fund. The principal business address of Ceredex is 301 East Pine Street, Suite 500, Orlando, FL 32801. Ceredex is a registered investment adviser under the Advisers Act.

During  the last two fiscal years,  no director, officer or partner  of  Ceredex has engaged  in any other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee. Certain corporate officers of Ceredex are also officers of Virtus Investment Partners, Inc. and related subsidiaries.

Coho Partners, Ltd.

Coho  Partners, Ltd. (“Coho”) is a Sub-Adviser for the Registrant’s Large  Cap and Large Cap Disciplined Equity Funds. The principal business address of Coho is 300 Berwyn  Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser  under  the Advisers Act.

During  the last two  fiscal  years,  no director, officer  or partner  of Coho has engaged  in any  other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Colchester Global Investors Ltd

Colchester Global Investors Ltd (“Colchester”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund. The principal address of Colchester is Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR. Colchester is a registered investment adviser under the Advisers Act.

During  the last two  fiscal  years,  no director, officer  or partner  of Colchester  has engaged  in any  other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Copeland Capital Management, LLC

Copeland Capital Management, LLC (“Copeland”) is a Sub-Adviser for the Registrant’s Small Cap II and Small/Mid Cap Equity Funds. The principal business address of Copeland is Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428. Copeland is a registered investment adviser under the Advisers Act.

During  the last two  fiscal  years,  no director, officer  or partner  of Copeland  has engaged  in any  other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

EAM Investors, LLC

EAM Investors, LLC (“EAM  Investors”) is a Sub-Adviser for the Registrant’s Small Cap and Small Cap  II Funds.  The  principal business address  of EAM  Investors is 2523  South  Coast  Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007.  EAM Investors is a registered investment adviser  under the Advisers Act.

During  the last two  fiscal  years,  no director, off icer  or partner  of EAM  has engaged  in any other business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Falcon Point Capital, LLC

Falcon  Point  Capital,  LLC (“Falcon Point”)  is a Sub-Adviser for the Registrant’s Small  Cap Fund.  The  principal business address   of  Falcon  Point  is  Two Embarcadero Center,  Suite 420, San Francisco, California 94111.  Falcon  Point is a registered investment adviser  under  the Advisers Act.

During  the last two fiscal  years,  no director, off icer or partner  of Falcon  Point  has engaged  in any other  business, profession, vocation or employment of a substantial nature  in the capacity  of director, officer, employee, partner  or trustee.

Fiera Capital Inc.

Fiera  Capital  Inc.  (“Fiera”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The  principal business address  of Fiera is 375 Park Avenue, 8th Floor, New York, New York 10152.  Fiera is a registered investment adviser  under  the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jean-Guy Desjardins Member of the Board	Fiera Capital Corporation 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Chairman of the Board, President and Chief Executive Officer
	Fiera Capital (Europe) Limited St. Mary’s Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director
	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York NY 10152 USA (contact address) 2711 Centerville Road, Suite 400. City of Wilmington, County of New Castle. Delaware 19808. (registered office)	Director
	8645230 Canada Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Director
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Arvestia Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	7705620 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	4307917 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director
	DJM Capital Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director and President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Societe de services financiers Fonds FMOQ Inc. 3500 Maisonneuve W, Suite 1900, Westmount, QC H3Z 3C1	Director
	HEC Montreal 3000 Chemin de la Cote-Sainte-Catherine, Montreal, QC H3T 2A7	Director
	The Study School Foundation 3233 The Boulevard Westmount (Québec) H3Y1S4 Canada	Director
	Orchestre symphonique de Montréal 1600 rue Saint-Urbain Montréal (Québec) H2X0S1 Canada	Director
	Institut Canadien de Recherches Avancées (CIFAR) 505-661 AV. University Avenue Toronto ON M5G1M1 Canada	Director
	Fondation Desjardins-Moreau 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director and President
	Fiera Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director and president
	Fiera immeubles Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director and President
	Fiera international Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director and President
	Fiera Holdings Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Real Estate Investments Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Comox Partners Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
Ben Thompson Member of the Board	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address) 2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered office)	Officer (President) and Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Fiera Capital Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer, Fiera Capital Inc.
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director, President and Chief Executive Officer

Fondsmaeglerselskabet Maj Invest A/S

Fondsmaeglerselskabet Maj  Invest  A/S  (“Maj  Invest”) is a Sub-Adviser for the Registrant’s World Select   Equity   Fund.  The  principal  business  address   of  Maj  Invest   is  18  Gammeltorv,  DK  1457 Copenhagen K, Denmark. Maj Invest  is a registered investment adviser  under  the Advisers Act.

Tommy Pederson Chairman	PHARMACOSMOS A/S Rørvangsvej 30 Postboks 40 4300 Holbæk Denmark	Board Member
	PETER BODUM A/S Humlebæk Strandvej 21 3050 Humlebæk Denmark	Vice Chairman
	BODUM LAND A/S Humlebæk Strandvej 21 3050 Humlebæk Denmark	Vice Chairman
	BODUM HOLDING AG Kantonsstrasse 100 Postfach 463 6234 Triengen Switzerland	Vice Chairman
	BODUM INVEST AG Kantonsstrasse 100 6234 Triengen Switzerland	Chairman
	PHARMACOSMOS HOLDING A/S Rørvangsvej 30 Postboks 40 4300 Holbæk Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Chairman
	NYKREDIT FORSIKRING A/S A.C. Meyers Vænge 9 2450 Copenhagen SV Denmark	Chairman
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Chairman
	JEUDAN A/S Bredgade 30 1260 Copenhagen K Denmark	Board Member
	Societe Generale Equipment Finance Norway Strandveien 18 1325 Lysaker Norway	Board Member

	TP ADVISERS ApS Sølundsvej 4 2100 Copenhagen Ø Denmark	Managing Director
	LØVENHOLM FONDEN Løvenholmvej 66 Gjesing 8963 Auning Denmark	Vice Chairman
	DEN DANSKE FORSKNINGSFOND Herlev Hovedgade 207 2730 Herlev Denmark	Board Member
Jørgen Tang- Jensen Board Member	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	VKR HOLDING A/S Breeltevej 18 2970 Hørsholm Denmark	Board Member
	COLOPLAST A/S Holtedam 1 Dageløkke 3050 Humlebæk Denmark	Board Member
	ROCKWOOL INTERNATIONAL A/S Hovedgaden 584 Fløng 2640 Hedehusene Denmark	Board Member
	Dronning Margrethe II’s Arkæologiske Fond c/o advokat Georg Lett Rådhuspladsen 4, 4. Denmark	Board Member
Ruth Schade Board Member	DANFRUGT SKÆLSKØR A/S Fabriksvej 3 4230 Skælskør Denmark	Board Member
	VISBJERGGÅRDEN A/S Visbjergvej 30 Lundby 4230 Skælskør Denmark	Board Member
	HARBOE EJENDOMME A/S Spegerborgvej 34 4230 Skælskør Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	KELDERNÆS A/S Keldernæs Strandvej 11 A 4952 Stokkemarke Denmark	Board Member

	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	SUND OG BÆLT HOLDING A/S Vester Søgade 10 1601 Copenhagen V Denmark	Board Member
	A/S STOREBÆLTSFORBINDELSEN Vester Søgade 10 1601 Copenhagen V Denmark	Board Member
	A/S ØRESUNDSFORBINDELSEN Vester Søgade 10 1601 Copenhagen V Denmark	Board Member
	A/S FEMERN LANDANLÆG Vester Søgade 10 1601 Copenhagen V Denmark	Board Member
	FEMERN BÆLT A/S Vester Søgade 10 1601 Copenhagen V Denmark	Board Member
	HARBOES BRYGGERI A/S Spegerborgvej 34 4230 Skælskør Denmark	Managing Director (not registered)
Nils Bernstein Board Member	DANREF HOLDING A/S Industrivej 15 3320 Skævinge Denmark	Chairman
	DANREF A/S Industrivej 15 3320 Skævinge Denmark	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	KERAMAX A/S Højvangsvej 31 Lunderød 4340 Tølløse Denmark	Chairman
	MAJ BANK A/S Dronningens Tværgade 7, 1. 1302 Copenhagen K Denmark	Board Member
Tomas Munksgard Hoff Board Member	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member

	FONDMÆGLERSELSKABET MAJ INVEST A/S Gammeltorv 18 1457 Copenhagen K Denmark	Senior Manager
Anders Møller Olesen	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	FONDMÆGLERSELSKABET MAJ INVEST A/S Gammeltorv 18 1457 Copenhagen K Denmark	Senior Relationship Manager
Jeppe Fonager Christiansen CEO	KIRKBI A/S Koldingvej 2 7190 Billund Denmark	Board Member
	HALDOR TOPSØE A/S Haldor Topsøes Allé 1 2800 Kgs. Lyngby Denmark	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	CEO
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	CEO
	NOVO HOLDINGS A/S Tuborg Havnevej 19 2900 Hellerup Denmark	Board Member
	JKLE HOLDING ApS Classensgade 59, 5. th. 2100 Copenhagen Ø Denmark	Board Member
	NOVO NORDISK A/S Novo Alle 1 2880 Bagsværd Denmark	Vice Chairman
	EMLIKA ApS Kollemosevej 37 2830 Virum Denmark	Chairman
	MAJ BANK A/S Dronningens Tværgade 7, 1. 1302 Copenhagen K Denmark	Vice Chairman
	DET KGL. VAJSENHUS Nørre Farimagsgade 51 1364 Copenhagen K Denmark	Executive Officer

Erik Preben Holm Managing Partner	AO INVEST A/S Rørvang 3 2620 Albertslund Denmark	Board Member
	STICKS ‘N’ SUSHI A/S Nansensgade 49 1366 Copenhagen K Denmark	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	CEO
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	STICKS ‘N’ SUSHI HOLDING A/S Nansensgade 49 1366 Copenhagen K Denmark	Chairman
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Executive Officer
	ERIK HOLM HOLDING ApS Niels Andersens Vej 21 2900 Hellerup Denmark	Managing Director
	SP GROUP A/S Snavevej 6 - 10 5471 Søndersø Denmark	Vice Chairman
	CENEX ApS Skovlytoften 23 Øverød 2840 Holte Denmark	Chairman
	ARVID NILSSONS FOND Nørregade 21 1165 Copenhagen K Denmark	Vice Chairman
	MIE5 HOLDING 4 ApS Gammeltorv 18 1457 Copenhagen K Denmark	Executive Officer
	BRØDRENE A. & O. JOHANSEN A/S Rørvang 3 2620 Albertslund Denmark	Board Member
	FONDEN MAJ INVEST EQUITY GENERAL PARTNER Langelinie Allé 35 2100 Copenhagen Ø Denmark	Board Member
	SOVINO BRANDS ApS (formerly VICTOR GRUPPEN RESTAURANTER ApS) Hovedvagtsgade 8, 4	Chairman

	SOVINO BRANDS HOLDING ApS (formerly VGRH II ApS) Hovedvagtsgade 8, 4. 1103 Copenhagen K	Chairman
	WENDELBO INTERIORS A/S Mosevej 20 A 8240 Risskov Denmark	Board Member
	WENDELBO MØBEL DESIGN A/S Mosevej 20 A 8240 Risskov Denmark	Board Member
	MIE5 DATTERHOLDING 8 ApS Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST SINGAPORE PRIVATE LIMITED 80 Raffles Place, #32-01, UOB Plaza Singapore (048624	Board Member
	MAJ INVEST SOUTH AMERICA S.A. Av. Javier Prado Este 6210, of. 305 La Molina Lima Peru	Board Member
Henrik Parkhøi Deputy CEO	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Managing Director
	INVESTERINGSFORVALTNING SSELSKABET SEBINVEST A/S Bernstorffsgade 50 1577 Copenhagen V Denmark	Chairman
	MAJ BANK A/S Dronningens Tværgade 7, 1. 1302 Copenhagen K Denmark	Board Member
	MAJ INVEST SOUTH AMERICA S.A. Av. Javier Prado Este 6210, of. 305 La Molina Lima Peru	Board Member
	MAJ INVEST SINGAPORE PRIVATE LIMITED Raffles Place, #32-01, UOB Plaza Singapore (048624	Board Member
	MAJ INVEST VIETNAM MANAGEMENT CONSULTANCY LLC Nguyen Hue 115 Room 909, Sunwah Tower Ho Chi Minh (DIST 1) Vietnam	Board Member
Marianne Settnes General Counsel, Head of Legal & Compliance, Chief Compliance Officer (CCO)	BOARDMETER ApS Gammeltorv 18 1457 Copenhagen K Denmark	Board Member

	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	General Counsel, Head of Legal & Compliance, Chief Compliance Officer (CCO)
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	General Counsel, Head of Legal & Compliance, Chief Compliance Officer (CCO)
Jens Hansen Finance Manage	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Finance Manager
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Finance Manager
	MAJ BANK A/S Dronningens Tværgade 7, 1. 1302 Copenhagen K Denmark	Finance Manager
Ulrik Jensen Senior Portfolio Manager	CEDRO VERMELHO HOLDING ApS Teglgårdstræde 12, st. th. 1452 Copenhagen K Denmark	CEO

Fred Alger Management, Inc

Fred Alger Management, Inc (“Fred Alger”) is a Sub-Adviser for the Registrant’s Large Cap Fund. Fred Alger is a registered investment adviser under the Advisers Act.The principal business address of Fred Alger is 360 Park Avenue South, New York, New York 10010. Fred Alger is a registered investment adviser under the Advisers Act.

Set forth below is the name and principal business address of each company, excluding Fred Alger advised funds, for which a director or officer of Fred Alger serves as a director, officer or employee:

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel C. Chung Chairman, Chief Executive Officer, Chief Investment Officer, President and Director

Alger Associates, Inc.
Alger Group Holdings, LLC
Alger SICAV

Analysts Resources, Inc.
Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010

Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom

President and Chief Executive Officer of Alger Associates, Inc.; Chairman of the Board of Directors of Fred Alger & Company, Incorporated; President and Director of Analysts Resources, Inc.; Director of Alger SICAV and Alger Management, Ltd.

Robert Kincel Senior Vice President, Chief Financial Officer, Director and Treasurer

Alger Associates, Inc.
Alger Group Holdings, LLC
Alger SICAV

Analysts Resources, Inc.
Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010

Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom

Chief Financial Officer and Treasurer of Alger Associates, Inc; Chief Financial Officer and Director of Fred Alger & Company, Incorporated; Chief Financial Officer of Analysts Resources, Inc.
Hal Liebes Executive Vice President, Chief Operating Officer, Director and Secretary

Alger Associates, Inc.
Alger Group Holdings, LLC
Alger SICAV

Analysts Resources, Inc.
Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010

Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom

Chief Operating Officer and Secretary of Alger Associates, Inc.; Executive Vice President and Director of Fred Alger & Company, Incorporated; Director, Chief Operating Officer and Secretary of Analysts Resources, Inc.; Director of Alger SICAV and Alger Management, Ltd.

Tina Payne Senior Vice President, General Counsel, Chief Compliance Officer

Alger Associates, Inc.
Alger Group Holdings, LLC
Alger SICAV

Analysts Resources, Inc.
Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010

Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom

Senior Vice President and General Counsel of Fred Alger & Company, Incorporated

Income Research & Management

Income Research & Management (“IR+M”) is a Sub-Adviser for the Registrant’s Long Duration, Long Duration Credit, and Intermediate Duration Credit Funds. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110.  IR+M is a registered investment adviser under the Advisers Act.

During the last two f iscal years, no director, officer or partner of IR+M has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, off icer, employee, partner or trustee.

Intech Investment Management LLC

Intech Investment Management LLC (“Intech”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The principal business address of Intech is 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Intech has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jennison Associates LLC

Jennison Associates LLC (“Jennison”) is a Sub-Adviser for the Registrant’s Core Fixed Income, Long Duration and Long Duration Credit Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.  Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David Hunt Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Chairman, Chief Executive Officer, President
Taimur Hyat Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President
Jurgen Muhlhauser Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Vice President, Chief Financial Officer
Pamela Sinclair Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President

J O Hambro Capital Management Limited

J O Hambro Capital Management Limited (“JOHCM”) is a Sub-Adviser for the Registrant’s World Equity Ex-US and Emerging Markets Equity Funds. The principal business address of JOHCM is Level 3, 1 St. James’s Market, London SW1Y 4AH,

United Kingdom. JOHCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, off icer or partner of JOHCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a Sub-Adviser for the Registrant’s High Yield Bond Fund. The principal business address of JPMIM is 383 Madison Avenue, New York, New York 10179. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

KBI Global Investors (North America) Ltd

KBI Global Investors (North America) Ltd (“KBIGI (North America)”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of KBIGI (North America) is 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.  KBIGI (North America) is a registered investment adviser under the Investment Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Sean Hawkshaw President	Kleinwort Benson Investors Dublin Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC 1, Ireland	Chief Executive Officer, Director
Geoff Blake, Director	Kleinwort Benson Investors Dublin Ltd 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1	Director, Head of Clients & Business Development
William Cotter, Non-Executive Director	KBI Global Investors Ltd 3rd Floor, 2 Harbourmaster Place IFSC, Dublin 1	KBIGI - Non-Executive Director

Legal & General Investment Management America Inc.

Legal & General Investment Management America Inc.  (“LGIMA”) is a Sub-Adviser for the Registrant’s Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. The principal business address of LGIMA is 71 South Wacker Drive, Chicago, Illinois 60606.  LGIMA is a registered investment adviser under the Advisers Act.

LGIMA’s Senior Management is comprised of its business unit leaders and is referred to as the Management Committee. Management Committee members are prohibited from having outside business interests that conflict with the interests of LGIMA or its clients, and thus no members has any such outside business interests. LGIMA mandates the disclosure of all outside business activities to the CCO and requires that such activities be reaffirmed on an annual basis or report any changes within 10 calendar days of such change is status. This provides greater visibility to assess conflicts from such activities.

LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) is a Sub-Adviser for the Registrant’s Small Cap II Fund.  The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Los Angeles Capital Management and Equity Research, Inc.

[To be filed by future amendment]

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee P. Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner
Greg Francoeur Board Member	City National Bank City National Center 555 S. Flower St. 11th Floor Los Angeles, CA 90071	Senior Vice President, Segment Finance Manager
	Convergent Capital Management LLC 555 S. Flower St. Los Angeles, CA 90071	Chief Financial Officer & Board Member
	Convergent Wealth Advisors 555 S. Flower St. Los Angeles, CA 90071	Board Member
	City National Securities, Inc. 555 S. Flower St. 11th Floor Los Angeles, CA 90071	Board Member
	Mid-Continent Capital 123 N. Wacker Drive Suite 1100 Chicago, IL 60606	Board Member
	Windermere Jupiter Fund LLC 555 S. Flower St Los Angeles, CA 90071	Board Member and Administrative Manager
Michael Nunnelee Board Member	City National Bank City National Center 555 S. Flower 11th Floor Los Angeles, CA 90071	Senior Vice President - Wealth Management
	City National Securities, Inc. 555 S. Flower St. 11th Floor Los Angeles, CA 90071	President & Board Member
	Mid-Continent Capital 123 N. Wacker Drive Suite 1100 Chicago, IL 60606	Board Member
	RBC Trust Company (Delaware) Limited 4550 Linden Hill Road, Suite 200 Wilmington, Delaware 19808	Board Member

LSV Asset Management

LSV Asset Management (“LSV”) is a Sub-Adviser for the Registrant’s Large Cap, Small Cap, Small/Mid Cap Equity, U.S.  Managed Volatility, Global Managed Volatility and World Select Equity Funds. The principal business address of LSV is 155 North Wacker Drive, Chicago, Illinois 60606.  LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mackenzie Investments Corporation

Mackenzie Investments Corporation (“Mackenzie”) is a Sub-Adviser for the Registrant’s World Select Equity and Large Cap Disciplined Equity Funds. The principal business address of Mackenzie is Two International Place, Suite 2320, Boston, MA 02110. Mackenzie is a registered investment adviser under the Advisers Act.

Name and Position with Investment Sub-Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Barry S. McInerney Director, President & Chief Executive Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director, Chairman, President & Chief Executive Officer
	MGELS Fund Management (Canada) Ltd. MGELS Investments Limited 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Chief Executive Officer
	Mackenzie Financial Capital Corporation Multi-Class Investment Corp. MMLP GP Inc. 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director, Chairman, President & Chief Executive Officer
	Strategic Charitable Giving Foundation 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director & Chairman
	Counsel Portfolio Services Inc. Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
	Mackenzie U.S. Fund Management Inc. 280 Park Avenue, 15th Floor New York, NY 10017	Director & President
Tony H. Elavia Director, Executive Vice-President & Chief Investment Officer	Mackenzie Financial Corporation 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Executive Vice-President & Chief Investment Officer
	Mackenzie Investments Asia Limited 88 Queensway, 2 Pacific Place, Suite 1011 Hong Kong, China	Director & Chair of the Board
	Mackenzie Investments Europe Limited Brooklawn House, Shelbourne Road Dublin, Ireland, 4	Director
J. Luke Gould Director, Executive Vice-President & Chief Financial Officer	IGM Financial Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President & Chief Financial Officer
	Investors Group Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President & Chief Financial Officer
	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President & Chief Financial Officer
	Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President & Chief Financial Officer
	Investors Group Securities Inc. Investors Group Financial Services Inc. I.G. Insurance Services Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director
	Mackenzie Investments Europe Limited Brooklawn House, Shelbourne Road Dublin, Ireland, 4	Director
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
	Investors Syndicate Limited 6460675 Manitoba Ltd. 1249142 Canada Inc. 1263544 Canada Inc. 1263552 Canada Inc. 1263579 Canada Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director & President
Jeffery R. Carney Director	IGM Financial Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	President & Chief Executive Officer

	Investors Group Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	President & Chief Executive Officer
	Investors Group Corporate Class Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director, Chairman of the Board, President & Chief Executive Officer
	I.G. Investment Management, Ltd. 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director, Chairman of the Board & President
	Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director, President & Chief Executive Officer
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director & Chairman of the Board
	WealthSimple Financial Corp. WealthSimple Inc. 860 Richmond Street West, 3rd Floor, Toronto, Ontario M6J 1C9 Canada	Director
	9194649 Canada Inc. 161 Bay Street, Suite 5000, Toronto, Ontario M5J 2S1 Canada	Director
	Portag3 Ventures GP Inc. Personal Capital Corporation	Director
Gillian Seidler Chief Compliance Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President & Chief Compliance Officer
Nicholas L. Westlind Secretary	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President, Legal, Director of Legal Services and Secretary
	Strategic Charitable Giving Foundation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President
	MGELS Fund Management (Canada) Ltd. MGELS Investments Limited MMLP GP Inc. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director & Secretary
	Mackenzie Financial Capital Corporation Multi-Class Investment Corp. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Secretary

Manulife Investment Management (US) LLC

Manulife Investment Management (US) LLC (“Manulife”) is a Sub-Adviser for the Registrant’s Opportunistic Income Fund. The principal business address of Manulife is 197 Clarendon Street, Boston, Massachusetts 02116.  Manulife is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Manulife has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mar Vista Investment Partners, LLC

Mar Vista Investment Partners, LLC (“Mar Vista”) is a Sub-Adviser for the Registrant’s Large Cap Fund. The principal business address of Mar Vista is 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser under the Advisers Act.

Silas Myers sits on the board of directors for North Asset Management; London, England.  Professional time spent is de minimis at approximately 2 hours per month.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Silas A. Myers (Partner) Portfolio Manager/Analyst	North Asset Management 50 Hans Crescent London, England SW1X 0NA	Board of Directors

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. (“Marathon”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund. The principal business address of Marathon is One Bryant Park, 38th Floor, New York, New York 10036. Marathon is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Marathon has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. (“Martingale”) is a Sub-Adviser for the Registrant’s Small Cap Fund. The principal business address of Martingale is 888 Boylston Street, Suite 1400, Boston, MA 02199. Martingale is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Martingale Asset Management Corporation (MAM Corp) General Partner	Martingale Asset Management, L.P. (MAM LP) 888 Boylston Street Boston, Massachusetts	General Partner

William E. Jacques, CFA President & CEO; Limited Partner

MAM Corp
888 Boylston Street
Boston, Massachusetts

Jacques Family Partnership
c/o William Jacques
Wayland, Massachusetts

First Parish of Wayland
Wayland, Massachusetts

Managed Art Portfolios, LLC
Wayland, Massachusetts

Director, Shareholder, President Managing Partner Trustee Manager

Alan J. Strassman Chairman; Limited Partner

MAM Corp
888 Boylston Street
Boston, Massachusetts

Museum of Fine Arts, Boston
Avenue of the Arts
465 Huntington Avenue
Boston, Massachusetts

WGBH Foundation
One Guest Street
Boston, Massachusetts

MSPCA-Angell Medical Center
Boston, Massachusetts

Director, Shareholder, Chairman Honorary Life Trustee (no vote) Trustee Emeritus (no vote) Overseer

Samuel P. Nathans, CFA Senior Vice President, Senior Portfolio Manager; Limited Partner	Aleria Foundation 33 Hamilton Terrace New York, New York	Member of the Board

James M. Eysenbach, CFA Executive Vice President, Chief Investments Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Executive Vice President

John R. Thomas, CFA Vice Chairman; Limited Partner	Ohio Wesleyan University 61 S. Sandusky Street Delaware, Ohio Japan Society of Northern CA 500 Washington Street Suite 300 San Francisco, California	Investments Sub-Committee Vice Chairman of the Board

Jennifer N. Cooper, IACCP® Executive Vice President, Chief Financial Officer, Chief Compliance Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Treasurer, Secretary

Prabhudeva N. Kavi, CFA Senior Vice President, Investments; Limited Partner	Kavi Realty LLC & Lancaster Lancaster Dental Retirement Plan Acton, Massachusetts	Manager

Marisa N. Renaud, CPA Vice President, Accounting & Compliance	MAM Corp 888 Boylston Street Boston, Massachusetts 8315 Sea Realty, LLC 2 Lincoln Drive North Smithfield, RI	Assistant Treasurer, Assistant Secretary Partner

McKinley Capital Management, LLC

McKinley Capital Management, LLC (“McKinley Capital”) is a Sub-Adviser for the Registrant’s World Equity Ex-US and Screened World Equity Ex-US Funds.  The principal business address of McKinley Capital is 3800 Centerpoint Drive, Suite 1100, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of McKinley Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

MetLife Investment Management, LLC

MetLife Investment Management, LLC (“MIM”) is a Sub-Adviser for the Registrant’s Core Fixed Income, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond and Intermediate Duration Credit Funds. The principal business address of MIM is One MetLife Way, Whippany, New Jersey 07981. MIM is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer One MetLife Way Whippany, NJ 07981	MetLife, Inc.	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc.	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company	Executive Vice President and Chief Investment Officer
	MetLife EU Holding Company Limited	Director and Chairman
Joseph Pollaro Chief Operating Officer One MetLife Way Whippany, NJ 07981	MetLife Investments Securities, LLC	President and Chief Executive Officer
	MetLife Investment Management Limited (United Kingdom)	Director
	MetLife Asset Management Corp. (Japan)	Director
Michael Yick Chief Financial Officer One MetLife Way Whippany, NJ 07981	MetLife Investments Securities, LLC	Treasurer and Chief Financial Officer
	334 Madison Euro Investments, Inc.	Director
	Convent Station Euro Investments Four Company	Director
	Park Twenty Three Investments Company	Director

Metropole Gestion SA

Metropole Gestion SA (“Metropole”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The principal business address of Metropole is 9, Rue Des Filles Saint Thomas, Paris, France 75002.  Metropole is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Metropole has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC (“MetWest”) is a Sub-Adviser for the Registrant’s Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds.  The principal business address of MetWest is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.  MetWest is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Marc Stern Chairman	The TCW Group, Inc.	Chairman
	TCW Investment Management Company LLC	Chairman
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman
David Lippman Chief Executive Officer	The TCW Group, Inc.	Chief Executive Officer
	TCW Investment Management Company LLC	Chief Executive Officer
	TCW Asset Management Company LLC	Chief Executive Officer
	TCW LLC	Chief Executive Officer
David Devito Executive Vice President & Chief Operating Officer	The TCW Group, Inc.	Executive Vice President & Chief Operating Officer
	TCW Investment Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW LLC	Executive Vice President & Chief Operating Officer
Richard Villa Managing Director, Chief Financial Officer & Assistant Secretary	The TCW Group, Inc.	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW Investment Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW Asset Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW LLC	Managing Director, Chief Financial Officer & Assistant Secretary
Meredith Jackson Executive Vice President, General Counsel, Secretary	The TCW Group, Inc.	Executive Vice President, General Counsel & Secretary
	TCW Investment Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW LLC	Executive Vice President, General Counsel, Secretary
Jeffrey Engelsman Managing Director, Global Chief Compliance Officer	The TCW Group, Inc.	Global Chief Compliance Officer
	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund.  The principal business address of NBIA is 1290 Sixth Avenue, New York, New York 10104.  NBIA is a registered investment adviser under the Advisers Act.

NBIA is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC.  Information as to the directors and executive officers of NBIA set forth in its Form ADV filed with the Securities and Exchange Commission (File No.  801-61757), and amended through the date hereof, is incorporated by reference.  The directors and executive officers of NBIA are: Bradley Tank, Joseph Amato, Lawrence Kohn, Robert Eason, Stephen Gregory Wright, James Dempsey and Brad Cetron.  These individuals have not been engaged in any other business or profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NBIA or certain of NBIA’s affiliated entities or certain domestic or non-US investment companies.

During the last two fiscal years, no director, officer or partner of NBIA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Ninety One UK Ltd.

Ninety One UK Ltd.  (“Ninety One Limited”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund.  The principal business address of Ninety One Limited is Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom.  Ninety One Limited Ltd is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ninety One Limited has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Poplar Forest Capital LLC

Poplar Forest Capital LLC (“Poplar Forest”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The principal business address of Poplar Forest is 70 S. Lake Avenue, Suite 930, Pasadena, CA 91101.  Poplar Forest is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Poplar Forest has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

QMA LLC

QMA LLC (“QMA”) is a Sub-Adviser for the Registrant’s Large Cap Disciplined Equity Fund.  The principal business addresses of QMA are Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102.  QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David A. Hunt Manager	PGIM Warehouse, Inc. 7 Giralda Farms Madison, NJ 07940	Chairman, Director
	PGIM, Inc. 655 Broad Street Newark, NJ 07102	Chairman, Director, President & CEO
	PGIM Holding Company LLC 655 Broad Street Newark, NJ 07102	Chairman & CEO, Manager, President
	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
	PGIM Strategic Investments, Inc. 655 Broad Street Newark, NJ 07102	Director, President
	PGIM Foreign Investments, Inc. 913 North Market Street, Suite 702 Wilmington, DE 19801	President
	Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102	Senior Vice President
	PGIM Real Estate Finance, LLC 655 Broad Street Newark, NJ 07102	Senior Vice President
Margaret S. Stumpp Manager	PGIM, Inc. 655 Broad Street Newark, NJ 07102	Vice President
Roy D. Henriksson Manager, Chief Investment Officer and Vice President	Prudential Trust Company 30 Scranton Off ice Park Scranton, PA 18507	Vice President, Sales Officer

QS Investors, LLC

QS Investors, LLC (“QS Investors”) is a Sub-Adviser for the Registrant’s Multi-Asset Real Return Fund.  The principal business address of QS Investors is at 880 Third Avenue, 7th Floor, New York, New York 10022.  QS Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of QS Investors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Rhicon Currency Management Pte Ltd

Rhicon Currency Management Pte Ltd (“Rhicon”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The principal business address of Rhicon is 80 Tras Street, #01-03, Singapore, 279199.  Rhicon is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Christopher Andrew Brandon Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 31 Chester Street, Woollahra NSW 2025, Australia	Director
	Rhicon Currency Japan Ltd Otemachi 1-5-1, Chiyoda-ku, Tokyo 100-004	Director
	EH Group Engineering AG Chemin de la Vigne 2, 1197 Prangins Switzerland	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake’s Highway Road Show, Tortola British Virgin Islands	Director
Peter Jacobson Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 31 Chester Street, Woollahra NSW 2025, Australia	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake’s Highway Road Show, Tortola British Virgin Islands	Director
Jonathan Mark Wharton Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Strategic Fund C/O Estera Trust (Cayman) Limited Clifton House 75 Fort Street PO Box 1350 GT Grand Cayman, Cayman Islands	Director

RWC Asset Advisors (US) LLC

RWC Asset Advisors (US) LLC (“RWC”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund.  The principal business address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133.  RWC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of RWC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Schafer Cullen Capital Management

Schafer Cullen Capital Management (“Schafer Cullen”) is a Sub-Adviser for the Registrant’s Large Cap Fund.  The principal business address of Schafer Cullen is 645 5th Avenue, Suite 1201, New York, NY 10022.  Schafer Cullen is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Schafer Cullen has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Schroder Investment Management North America Inc.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) is a Sub-Adviser for the Registrant’s Opportunistic Income Fund.  The principal business address of SIMNA Inc. is 7 Bryant Park, New York, New York 10018.  SIMNA Inc. is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Marc J. Brookman, Director, Deputy CEO, Head of Distribution	Morgan Stanley 1585 Broadway New York, NY 10036	Managing Director and Head of Institutional Wealth Management

Snow Capital Management, L.P.

Snow Capital Management, L.P.  (“SCM”) is a Sub-Adviser for the Registrant’s Small Cap II Fund.  The principal address of SCM is 1605 Carmody Court, Suite 300, Blaymore IV, Sewickley, Pennsylvania 15143.  SCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard A. Snow President and Chief Investment Officer	Jewish Healthcare Foundation Centre City Tower, Suite 2400 650 Smithf ield Street Pittsburgh PA, 15222	Trustee
	Quality Warehouse & Distribution Co., Inc. 100 Sweetwater Lane Edison, NJ 08837	Minority Owner
	Accuitis 1005 Alderman Drive, Suite 104 Alpharetta, GA 30005	Investor
	Diamond Kinetics 700 River Avenue Pittsburgh, PA 15212	Investor
Joshua Schachter Senior Portfolio Manager, Principal	Diamond Kinetics 700 River Avenue Pittsburgh, PA 15212	Investor, Board Member
	Maccabi USA 1511 Walnut Street, Suite 401 Philadelphia, PA 19102	Board Member
	Pittsburgh Knights 358 North Shore Drive, 2nd Floor Pittsburgh, PA 15212	Investor, Board Member
	Schack Records 1215 Squirrel Hill Avenue, Pittsburgh, PA 15217	Partner
Anne Wickland Portfolio Manager, Senior Analyst, Principal	Guy Corporation/ Tetrick Trust 92 16th Street, 2nd Floor Wheeling, WV 26003	Trustee, Treasurer
Jessica Bemer Portfolio Manager, Senior Analyst, Principal	Snap Retail/Snap Rx Alloy 26, 100 South Commons, Suite 102 Pittsburgh, PA 15212	Director
	Winchester Thurston School 555 Morewood Avenue Pittsburgh, PA 15213	Volunteer Endowment and Finance Committee Member
David Williams Managing Director	Taft’s Ale House 1429 Race Street Cincinnati, Ohio 45202	Investor

Sompo Japan Nipponkoa Asset Management Co., Ltd.

Sompo Japan Nipponkoa Asset Management Co., Ltd.  (“SNAM”) is a Sub-Adviser for the Registrant’s World Select Equity Fund.  The principal business address of SNAM is Kyoritsu Nihonbashi Bldg., 2-2-16 Nihonbashi, Chuo-Ku, Tokyo, Japan 1030027.  SNAM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of SNAM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. (“SSGA FM”) is a Sub-Adviser for the Registrant’s Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds.  The principal business address of SSGA FM is One Iron Street, Boston, Massachusetts 02210.  SSGA FM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Iron Street, Boston, Massachusetts 02210.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
James E. Ross Chairman and Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Executive Vice President of SSGA
Ellen Needhamn Director and President of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Barry Smith Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Lori Heinel Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Executive Vice President of SSGA
Steven Lipiner Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and Chief Financial Officer of SSGA
Chris Baker Chief Compliance Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Managing Director and Chief Compliance Officer of SSGA

Prior to February 2018, Managing Director and Senior Compliance Officer for Alternative Investment Solutions, Sector Solutions, and Global Marketing at State Street Corporation

Bo Trevino Treasurer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President of SSGA

Sean O’Malley, Esq. Chief Legal Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and Deputy General Counsel of SSGA
Ann Carpenter Chief Operating Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Tim Corbett Chief Risk Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Kathryn Sweeney CTA - Chief Marketing Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 Goldman Sachs 200 West Street New York, NY 10282	Senior Vice President/Senior Managing Director of SSGA Prior to September 2017, Global ETF Product Manager and Head of U.S. ETF Trading at Goldman Sachs.
Andrew DeLorme, Esq. Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President and Senior Counsel of SSGA
Dan Furman, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Managing Counsel of SSGA
Leanne Dunn, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA
Mike Pastore, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP (“Stone Harbor”) is a Sub-Adviser for the Registrant’s Emerging Markets Debt Fund.  The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019.  Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Peter J. Wilby Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President

T. Rowe Price Associates, Inc.

T. Rowe Price Group, Inc. (“T. Rowe Price Group”), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies.  T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide.  T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (“Price International”), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. Price International provides investment management services to registered investment companies and other institutional investors, and acts as sponsor, investment manager, and primary distributor of collective investment schemes domiciled in Luxembourg. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products.  Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (“Price Singapore”), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (“Price Japan”), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan may serve as adviser to the Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (“Price Australia”), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. It is licensed by the Swiss Financial Market Supervisory Authority FINMA to distribute collective investment schemes. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (“Retirement Plan Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (“Price Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and

T. Rowe Price (Luxembourg) Management SÀRL (“SÀRL”), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. SÀRL acts as the management company and is charged with the administration and management of certain Luxembourg funds, a UK fund and a Cayman fund. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018. Price UK will serve as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Mark S. Bartlett, Director of T. Rowe Price Group. Prior to retiring in 2012, Mr. Bartlett started his career at Ernst & Young in 1972, earned the designation of certified public accountant, became a partner in 1985, and the Baltimore Office Managing Partner in June 1998. Mr. Bartlett also serves on the boards of directors of Rexnord Corporation, FTI Consulting, and Williams Scotsman. Mr. Bartlett’s address is 1206 Scotts Knoll Court, Lutherville, Maryland 21093.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has served as the chairman of Bush International, LLC, which advises U.S. corporations and foreign governments on international capital markets, strategic business, and economic matters, since 1991. Ms. Bush serves on the boards of directors of Discover Financial Services, ManTech International Corporation, Marriott International, Inc., and Bloom Energy. Ms. Bush’s address is 3509 Woodbine Street, Chevy Chase, Maryland 20815.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has served as President of the University of Maryland since 1992. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. He also serves on the boards of the Alfred P. Sloan Foundation, The Robert G. & Anne M. Merrick Foundation, Inc./The Jacob and Anita France Foundation, Inc., Marguerite Casey Foundation (Chair), The Urban Institute, the Maryland Business Roundtable for Education, McCormick & Company, and the Baltimore Equitable Society. Dr. Hrabowski’s address is 1000 Hilltop Circle, Baltimore, Maryland 21250.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. He also serves as Chairman of Yellow Media, Inc. and is a member of the board of directors of Right to Play. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, Ontario M5K 1N9.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a senior fellow at the Bipartisan Policy Center, where she serves on its board of directors and cochairs its Commission on Political Reform. Ms. Snowe also served as Senator in the U.S. Senate from 1995 to 2013, and as a member of the U.S. House of Representatives from 1979 to 1995. Ms. Snowe serves on the boards of Aetna, Inc., Synchrony Financial, and Synchrony Bank. Ms. Snowe’s address is One Canal Plaza, Suite 501, Portland, Maine 04101.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma is vice chairman and partner at The Asia Group. He previously served as United States ambassador to India from 2014 to 2017. Prior to his service as U.S. ambassador, Mr. Verma joined Steptoe & Johnson LLP, a global law firm, in 1998 and held many roles, including partner and senior counselor from 2011 to 2014. Mr. Verma also served as assistant secretary of state for legislative affairs from 2009 to 2011 and senior national security advisor to the Senate majority leader from 2004 to 2007. Mr. Verma is a U.S. Air Force veteran who, during active duty, served as judge advocate. Mr. Verma’s address is 5933 Anniston Road, Bethesda, Maryland 20817.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg is an executive advisor of Aquiline Capital Partners LLC, a private equity investment firm specializing in the financial services sector. Ms. Wijnberg currently serves on the Board of Directors of Automatic Data Processing, Inc. and from 2003 to 2016 served on the Board of Directors of Tyco International PLC. She is also a director of Seeds of Peace, the Alliance for Young Artists & Writers, Spark MicroGrants, and the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg address is 16 West 77th Street, Apartment 10E, New York, New York 10024

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson is retired executive chairman of McCormick & Company, Inc. He was chairman and chief executive officer of McCormick & Company, Inc. from 2008 - 2016. He serves on the boards of directors of the WestRock Company. Mr. Wilson also serves on the Board of Visitors of the University of Maryland, Baltimore County as well as the Advisory Council for the University of Tennessee’s Haslam College of Business. Mr. Wilson holds a Bachelor of Science degree from the University of Tennessee and received an honorary doctorate in science from the Maryland University of Integrative Health. Mr. Wilson’s address is 1481 Anhinga Pointe, Naples, Florida 34105.

Independent Manager of T. Rowe Price (Luxembourg) Management SÀRL

Alfred Francois (Freddy) Brausch, Manager of T. Rowe Price (Luxembourg) Management SÀRL. Mr. Brausch was a managing partner of Linklaters LLP Luxembourg until April 2016. He serves as Vice Chairman and is a member of the Executive Committee of the Luxembourg Investment Fund Association (“ALFI”). Mr. Brausch also serves as a member of the Haut Comité Juridique de la Place Financière, and several advisory committees to the Luxembourg Financial Sector Supervisory Commission (“CSSF”). Mr. Brausch’s address is 35 Avenue John F. Kennedy, L-1855, Luxembourg.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director Vice President Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President

	T. Rowe Price UK Limited	Director Vice President Authorized Signer
Oliver D. Bell	T. Rowe Price (Luxembourg) Management SÀRL	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Vice President
Edward C. Bernard	T. Rowe Price Group, Inc.	Director Vice Chairman of the Board
Murray E. Brewer	T. Rowe Price Australia Limited	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
Archibald A. Ciganer	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Authorized Signer
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer
	T. Rowe Price International Ltd	Director
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director President
Jeremy M. Fisher	T. Rowe Price (Luxembourg) Management SÀRL	Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Director Managing Officer
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President
	T. Rowe Price International Ltd	Director Chief Compliance Officer Vice President
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer Vice President
	T. Rowe Price UK Limited	Director Vice President Authorized Signer
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Canada), Inc.	Chairman of the Board President
	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board Chief Executive Officer President
	T. Rowe Price UK Limited	Chairman of the Board President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Company’s Representative Vice President
Randal S. Jenneke	T. Rowe Price Australia Limited	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
Scott E. Keller	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President
Christine M. Morgan	T. Rowe Price (Canada), Inc.	Director Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Director Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Vice President
	T. Rowe Price UK Limited	Vice President Authorized Signer
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Director Vice President Secretary Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director Secretary
	T. Rowe Price Associates, Inc.	Director Vice President Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Legal Officer Vice President Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President Secretary
	T. Rowe Price Investment Services, Inc.	Director Vice President Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director Vice President Secretary
	T. Rowe Price Services, Inc.	Director Vice President Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director Chairman of the Board Chief Executive Officer President Secretary
	T. Rowe Price UK Limited	Vice President Secretary Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director Vice President Secretary
Brian C. Rogers	T. Rowe Price Group, Inc.	Director
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director Chairman of the Board

	T. Rowe Price Group, Inc.	President Director Chief Executive Officer President
	T. Rowe Price International Ltd	Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
Nicholas S. Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director Vice President
Keswaralingam Visuvalingam	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
	T. Rowe Price Singapore Private Ltd.	Director Chief Executive Officer Vice President
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
William R. Weible	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “The Adviser and the Sub-Advisers,” in Registrant’s Statement of Additional Information.

Towle & Co

Towle & Co (“Towle”) is a Sub-Adviser for the Registrant’s World Select Equity Fund. The principal business address of Towle is 1610 Des Peres Road, Suite 250, St. Louis, Missouri 63131.  Towle is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of Towle has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

WCM Investment Management, LLC

WCM Investment Management, LLC (“WCM”) is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of WCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) is a Sub-Adviser for the Registrant’s Opportunistic Income and Ultra Short Duration Bond Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Wells Capital Management Incorporated

Wells Capital Management Incorporated (“WellsCap”) is a Sub-Adviser for the Registrant’s U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds. The principal business address of WellsCap is 525 Market Street, 12th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of WellsCap has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company (“Western Asset”) is a Sub-Adviser for the Registrant’s Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
James W. Hirschmann III Director, Chief Executive Officer and President	Western Asset Mortgage Capital Corporation 385 Colorado Blvd. Pasadena, CA 91101	Director
John D. Kenney Non-Employee Director	Legg Mason, Inc. 100 International Drive, Baltimore, MD 21202	Vice President
	QS Investors Holdings, LLC 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	Legg Mason Charitable Foundation, Inc. 100 International Drive, Baltimore, MD 21202	Vice President
	ClearBridge Investments, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
	Legg Mason ClearBridge Holdings LLC 100 International Drive, Baltimore, MD 21202	Director
	Legg Mason Australia Holdings Pty Limited Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia	Director
	Royce & Associates, GP, LLC 745 Fifth Avenue New York, NY 10151	Manager
	Legg Mason Royce Holdings, LLC 100 International Drive, Baltimore, MD 21202	Manager
	EnTrustPermal Partners Holdings LLC 375 Park Avenue, 24th Floor, New York, NY 10152	Director
	EnTrustPermal LLC 100 International Drive, Baltimore, MD 21202	Director
	Martin Currie (Holdings) Limited Clarendon House, 2 Church Street, Hamilton HM11, Bermuda	Director
	Martin Currie Limited Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom	Director
	RARE Infrastructure Finance Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director

	RARE Infrastructure International Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (Europe) Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (North America) Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Holdings Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	Treasury RARE Holdings Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	LM/Clarion I, LLC 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion II, LLC 100 International Drive, Baltimore, MD 21202	Manager
	Clarion Partners Holdings, LLC 230 Park Avenue, Floor 12 New York, NY 10169	Director
Thomas C. Merchant Non-Employee Director	Legg Mason, Inc. 100 International Drive, Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC 100 International Drive, Baltimore, MD 21202	Secretary
	QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	The Baltimore Company 100 International Drive, Baltimore, MD 21202	Secretary
	BMML, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor, Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Commercial Real Estate Services, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Realty Group, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Realty Partners, Inc. 100 International Drive, Baltimore, MD 21202	Secretary

	Legg Mason Tower, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Holdings, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	LM Capital Support V, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	LMOBC, Inc. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
	Pelican Holdings I, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Pelican Holdings II, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Real Estate Securities Advisors, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	QS Investors Holdings, LLC 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	Western Asset Management Company Limited 10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom	Non-Executive Director
Jennifer W. Murphy Director and Chief Operating Officer	Western Asset Mortgage Capital Corporation 385 Colorado Blvd. Pasadena. CA 91101	Director and Chief Executive Officer
Peter H. Nachtwey Non-Employee Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Executive Vice President and Chief Financial Officer,
	Legg Mason & Co., LLC 100 International Drive Baltimore, MD 21202	Director and President
	Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
	The Baltimore Company 100 International Drive Baltimore, MD 21202	Director and President
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor New York, NY 10022	Former Director
	BMML, Inc. 100 International Drive Baltimore, MD 21202	Director and President
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Former Director
	ClearBridge Investments, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Former Director

Legg Mason ClearBridge Holdings LLC 100 International Drive Baltimore, MD 21202	Manager
Legg Mason Fund Asset Management, Inc. 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
ClearBridge, LLC 100 International Drive Baltimore, MD 21202	Manager
Legg Mason Commercial Real Estate Services, Inc. 100 International Drive Baltimore, MD 21202	Director and President
Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Former Director
Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Director
Legg Mason Private Portfolio Group, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
Legg Mason Real Estate Securities Advisors, Inc. 100 International Drive Baltimore, MD 21202	Director and President
Legg Mason Realty Group, Inc. 100 International Drive Baltimore, MD 21202	Director and President
Legg Mason Realty Partners, Inc. 100 International Drive Baltimore, MD 21202	Director and President
Legg Mason Tower, Inc. 100 International Drive Baltimore, MD 21202	Director and President
LM BAM, Inc. 46 Public Square, Suite 700 Wilkes Barre, PA 18701	Director and President
LM Capital Support V, LLC 100 International Drive Baltimore, MD 21202	Director and President
Pelican Holdings I, LLC 100 International Drive Baltimore, MD 21202	Director
Pelican Holdings II, LLC 100 International Drive Baltimore, MD 21202	Director
Royce & Associates, GP, LLC 745 Fifth Avenue New York, NY 10151	Manager
Legg Mason Royce Holdings, LLC 100 International Drive Baltimore, MD 21202	Manager
LM/Clarion I, LLC 100 International Drive Baltimore, MD 21202	Manager
LM/Clarion II, LLC 100 International Drive Baltimore, MD 21202	Manager
Clarion Partners Holdings, LLC 230 Park Avenue, Floor 12 New York, NY 10169	Director
Gray Seifert & Company, LLC 100 International Drive Baltimore, MD 21202	Director and President

	LM Asset Services, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
	Legg Mason Charitable Foundation, Inc. 100 International Drive Baltimore, MD 21202	Vice President and Treasurer
Charles A. Ruys de Perez Secretary and General Counsel	Western Asset Holdings (Australia) Pty Ltd Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd 5-1 Marunochi, 1-Chome, Chiyoda-Ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pte. Ltd 1 George Street #23-01 Singapore 049145	Director
	Western Asset Management Company Limited 10 Exchange Square, 10th Floor, Primrose Street London EC2A 2EN United Kingdom	Director

Western Asset Management Company Limited

Western Asset Management Company Limited (“Western Asset Limited”) is a Sub-Adviser for the Registrant’s Core Fixed Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Michael B. Zelouf, Director and Senior Executive Officer	Western Asset Management (UK) Holdings Limited, 10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom	Director
	Western Asset Holdings (Australia) Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pte. Ltd., 1 George Street #23-01, Singapore 049145	Director
Charles A. Ruys de Perez, Director and General Counsel	Western Asset Management Company, 385 E. Colorado Boulevard Pasadena, California, 91101	Secretary and General Counsel
	Legg Mason, Inc., 100 International Drive Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC, 100 International Drive Baltimore, MD 21202	Secretary
	The Baltimore Company, 100 International Drive Baltimore, MD 21202	Secretary
	BMML, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc., 90 Park Avenue New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Commercial Real Estate Services, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Realty Group, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Realty Partners, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Tower, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	LM Capital Support V, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	LMOBC, Inc., 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
	Pelican Holdings I, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Pelican Holdings II, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Real Estate Securities Advisors, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	QS Batterymarch Financial Management, Inc., 880 Third Avenue, 7th Floor New York, NY 10022	Director
	QS Investors Holdings, LLC, 880 Third Avenue, 7th Floor New York, NY 10022	Director
Thomas C. Merchant, Non-Executive Director	Western Asset Management Company, 385 E. Colorado Boulevard Pasadena, California, 91101	Non-Employee Director

Item 32.  Principal Underwriter.

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for: SEI

Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Causeway ETMF Trust	December 28, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the Information required by the following table with respect to each director, off icer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or off icer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c)  Not applicable.

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the off ices of Registrant’s Custodians:

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the off ices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal off ices of the Registrant’s Money Managers:

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02109

AJO, LP

230 South Broad Street

20th Floor

Philadelphia, Pennsylvania 19102

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Ares Management LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067

ArrowMark Colorado Holdings, LLC

100 Fillmore Street, Suite 325

Denver, Colorado 80206

AS Trigon Asset Management

Parnu Mnt 18

Tallinn, Estonia 10141

Axiom International Investors LLC

33 Benedict Place

2nd Floor

Greenwich, Connecticut 06830

Baillie Gifford Overseas Ltd

Calton Square

1 Greenside Road

Edinburgh, Scotland EH1 3AN

Benefit Street Partners L.L.C.

9 West 57th Street, Suite 4700

New York, New York 10019

Brigade Capital Management, LP

399 Park Avenue

16th Floor

New York, New York 10022

Cardinal Capital Management, L.L.C.

Four Greenwich Office Park

Greenwich, Connecticut 06831

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, California 90025

Ceredex Value Advisors LLC

301 East Pine street

Suite 500

Orlando, FL 32801

Coho Partners, Ltd.

300 Berwyn Park, 801 Cassatt Road

Suite 100

Berwyn, Pennsylvania 19312

Colchester Global Investors Ltd

Heathcoat House

20 Savile Row

London, United Kingdom W1S 3PR

Copeland Capital Management, LLC

Eight Tower Bridge

161 Washington Street, Suite 1325

Conshohocken, PA 19428

EAM Investors, LLC

2533 South Coast Highway 101

Suite 240

Cardiff-by-the-Sea, California 92007

Falcon Point Capital LLC

Two Embarcadero Center, Suite 420

San Francisco, California 94111

Fiera Capital Inc.

375 Park Avenue

8th Floor

New York, New York 10152

Fondsmaeglerselskabet Maj Invest A/S

18 Gammeltorv, DK 1457

Copenhagen K, Denmark

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010

Income Research & Management

100 Federal Street

30th Floor

Boston, Massachusetts 02110

Intech Investment Management LLC CityPlace Tower

250 S. Australian Avenue

Suite 1800

West Palm Beach, Florida 33401

Jennison Associates LLC

466 Lexington Avenue

New York, New York 10017

J O Hambro Capital Management Limited

Level 3

1 St. James’s Market

London SW1Y 4AH, United Kingdom

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

KBI Global Investors (North America) Ltd

3rd Floor

2 Harbourmaster Place

IFSC

Dublin 1, Ireland

Legal & General Investment Management America Inc.

71 S. Wacker Drive

Chicago, Illinois 60606

LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC)

200 Clarendon Street

28th Floor

Boston, Massachusetts 02116

Los Angeles Capital Management and Equity Research, Inc.

1150 Santa Monica Blvd.

Suite 200,

Los Angeles, CA 90025

LSV Asset Management

155 N. Wacker Drive

Chicago, Illinois 60606

Mackenzie Investments Corporation

Two International Place

Suite 2320

Boston, Massachusetts 02110

Manulife Investment Management (US) LLC

197 Clarendon Street

Boston, Massachusetts 02116

Mar Vista Investment Partners, LLC

11150 Santa Monica Blvd.

Suite 320

Los Angeles, CA 90025

Marathon Asset Management, L.P.

One Bryant Park

38th Floor

New York, New York 10036

Martingale Asset Management, L.P.

888 Boylston Street

Suite 1400

Boston, Massachusetts 02199

McKinley Capital Management, LLC

3800 Centerpoint Drive

Suite 1100

Anchorage, Alaska 99503

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Metropole Gestion SA

9, Rue Des Filles

Saint Thomas

Paris, France 75002

Metropolitan West Asset Management, LLC

865 S. Figueroa Street, Suite 1800

Los Angeles, California 90017

Neuberger Berman Investment Advisers LLC

1260 Sixth Avenue

New York, NY 10104

Ninety One UK Ltd.

Woolgate Exchange

25 Basinghall Street

London EC2V 5HA, United Kingdom

Poplar Forest Capital LLC

70 S. Lake Avenue

Suite 930

Pasadena, CA 91101

QMA LLC

Gateway Center 2

McCarter Highway & Market Street

Newark, New Jersey 07102

QS Investors, LLC

880 Third Avenue

7th Floor

New York, New York 10022

Rhicon Currency Management Pte Ltd

80 Tras Street #01-03

Singapore 279199

RWC Asset Advisors (US) LLC

2640 S. Bayshore Drive

Suite 201

Miami, Florida 33133

Schafer Cullen Capital Management

645 5th Avenue

Suite 1201

New York, NY 10022

Schroder Investment Management North America Inc.

7 Bryant Park

New York, New York 10018

Snow Capital Management, L.P.

1605 Carmody Court

Suite 300

Blaymore IV

Sewickley, Pennsylvania 15143

Sompo Japan Nipponkoa Asset Management Co., Ltd.

Kyoritsu Nihonbashi Bldg., 2-2-16

Nihonbashi, Chuo-ku, Tokyo, Japan 1030027

SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

Stone Harbor Investment Partners LP

31 West 52nd Street

16th Floor

New York, New York 10019

T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Towle & Co

1610 Des Peres Road

Suite 250

St. Louis, Missouri 63131

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, California 92651-2974

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management Incorporated

525 Market Street

12th Floor

San Francisco, California 94105

Western Asset Management Company

385 East Colorado Boulevard

6th Floor

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A 2EN, United Kingdom

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 111 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of July, 2020.

SEI INSTITUTIONAL INVESTMENTS TRUST

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act  of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons  in the capacities and on the date(s) indicated.

	*	Trustee	July 30, 2020
William M. Doran

	*	Trustee	July 30, 2020
George J. Sullivan, Jr.

	*	Trustee	July 30, 2020
Nina Lesavoy

	*	Trustee	July 30, 2020
James M. Williams

	*	Trustee	July 30, 2020
Mitchell A. Johnson

	*	Trustee	July 30, 2020
Hubert L. Harris, Jr.

	*	Trustee	July 30, 2020
Susan C. Cote

	*	Trustee	July 30, 2020
James B. Taylor

	*	Trustee	July 30, 2020
Christine Reynolds

	/S/ ROBERT A. NESHER	Trustee, President & Chief Executive Officer	July 30, 2020
Robert A. Nesher

	/s/ Peter Rodriguez	Controller & Chief Financial Officer	July 30, 2020
Peter Rodriguez

*By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(45)	Form of Investment Sub-Advisory Agreement, dated July 1, 2020, between SIMC and Jackson Creek Investment Advisors LLC, with respect to the Small/Mid Cap Equity Fund

EX-99.B(d)(52)

Amended Schedules A and B, as last revised June 24, 2020, to the Investment Sub-Advisory Agreement, dated July 27, 2017, between SIMC and J O Hambro Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds

EX-99.B(d)(58)	Investment Sub-Advisory Agreement, dated March 25, 2020, between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small Cap and Small Cap II Funds

EX-99.B(d)(67)

Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 3, 2020, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity and Large Cap Disciplined Equity Funds

EX-99.B(d)(86)	Investment Sub-Advisory Agreement, dated March 16, 2020, between SIMC and Ninety One UK Ltd., with respect to the Emerging Markets Debt Fund

EX-99.B(d)(92)	Form of Investment Sub-Advisory Agreement between SIMC and QS Investors, LLC with respect to the Multi-Asset Real Return Fund

EX-99.B(d)(94)	Investment Sub-Advisory Agreement, dated January 31, 2020, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund

EX-99.B(d)(95)	Investment Sub-Advisory Delegation Agreement, dated January 31, 2020, between SIMC, RWC Asset Advisors (US) LLC and RWC Asset Management LLP with respect to the Emerging Markets Equity Fund

EX-99.B(d)(103)	Investment Sub-Advisory Agreement, dated April 1, 2006, between SIMC and Stone Harbor Investment Partners LP with respect to the Emerging Markets Debt Fund

EX-99.B(d)(105)	Amended Schedule B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 11, 2018 between SIMC and T. Rowe Price Group Inc. with respect to the High Yield Bond Fund

EX-99.B(d)(113)

Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Wells Capital Management, Inc. with respect to the World Equity Ex-US, Screened World Equity Ex-US, U.S. Managed Volatility and Global Managed Volatility Funds

EX-99.B(d)(114)	Form of Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company, LLC with respect to the Core Fixed Income Fund

EX-99.B(d)(115)	Form of Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund

EX-99.B(p)(4)	The Code of Ethics for SEI Institutional Investments Trust, as last revised March 2020

EX-99.B(p)(7)	The Code of Ethics for AllianceBernstein L.P., dated January 2020

EX-99.B(p)(12)	The Code of Ethics for Baillie Gifford Overseas Ltd, dated March 2020

EX-99.B(p)(16)	The Code of Ethics for Causeway Capital Management LLC, dated June 3, 2019

EX-99.B(p)(19)	The Code of Ethics for Colchester Global Investors Ltd, dated June 2019

EX-99.B(p)(23)	The Code of Ethics for Fiera Capital Inc., dated January 2020

EX-99.B(p)(25)	The Code of Ethics for Fred Alger Management, Inc, dated October 2019

EX-99.B(p)(53)	The Code of Ethics for Snow Capital Management, L.P., dated April 6, 2020

EX-99.B(p)(54)	The Code of Ethics for Sompo Japan Nipponkoa Asset Management Co., Ltd., dated October 2019

EX-99.B(p)(57)	The Code of Ethics for T. Rowe Price Group, Inc., dated December 1, 2019

EX-99.B(q)(3)	Power of Attorney, dated December 4, 2019, for Christine Reynolds